                                 EXHIBIT 10(c)


Employment Agreements between:

     a)      Registrant and Michael Murry, James Mroczkowski, John Krawczyk

     b)      Grafton State Bank and Thomas Sheehan

     c)      M&M Services, Inc. and Robert Blonski and Gregory Stengel

     d)      Achieve Mortgage Corporation and Robert Donaj.

                         EXECUTIVE EMPLOYMENT AGREEMENT

          THIS AGREEMENT is made as of the 2 day of Jan, 1996, between MERCHANTS AND MANUFACTURES BANCORPORATION, INC. (the "Employer"), a Wisconsin corporation, its successors and assigns, and MICHAEL J. MURRY (the "Executive").

                                    RECITALS

          WHEREAS, Executive is a valued, long-term employee, whose experience in the industry and continued employment in the position of Chairman of the Board directors and Chief Executive Officer will benefit the Employer in the future; and

          WHEREAS, Employer desires to provide for management continuity and stability and for the continued services of Executive.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below:

          1. EMPLOYMENT. Employer shall continue to employ Executive, and Executive shall continue to serve, on the terms and conditions set forth herein for the period provided in Section 2.

          2. TERM OF EMPLOYMENT. The period of Executive's employment under this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of sixty (60) calendar months thereafter. Commencing on the first anniversary date of this Agreement, and continuing at each anniversary date thereafter, the Agreement shall renew for an additional 12 months such that the remaining term shall be sixty (60) months unless written notice is provided by either party at least sixty (60) days prior to any such anniversary date, that the Agreement shall terminate at the end of forty-eight
(48) months following such anniversary date. Prior to the renewal or non-renewal of the Agreement, the Board of Directors or the Executive Personnel/Compensation Committee will conduct a performance evaluation of the Executive for the purpose of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board or Executive Personnel/Compensation Committee meeting. The term of employment under this Agreement, as in effect from time to time, shall be referred to as the "Employment Term."

          3. POSITION AND DUTIES. Subject to Section 5(iv)(b), Executive shall serve Employer or any of Employer's affiliates as an Executive Officer. As such, he is presently serving in the capacity of Chairman of the Board of Directors and Chief Executive Officer of Employer


                                    10(c)a-1

("Corporate Position"). Executive shall provide such management services as are customarily performed by persons serving in similar capacities at other bank holding companies or their affiliates, and perform such other duties as may be appropriate to his position and as may be from time to time determined by Employer's Board of Directors to be necessary to its operations and in accordance with its bylaws. During the Employment Term the Board of Directors may modify Executive's duties and responsibilities consistent with continued executive status; provided, however, there shall be no material change in Executive's status nor any material increase or decrease in duties and responsibilities except as agreed to in writing by Executive. It is agreed that Employer shall have the right to transfer Executive to any home office or branch office of Employer or any Employer's affiliates, provided that such home office or branch office is or was operated by Employer or any of Employer's affiliates prior to a change in control as defined herein. During the Employment Term, Executive shall devote substantially all his working time and efforts to the business and affairs of the Employer and shall not engage in any activity which is competitive with or adverse to the business of the Employer or any of its affiliates whether done as a partner, director, officer, employee, shareholder of or consultant or advisor to any other business.

          4. COMPENSATION. As compensation for services provided pursuant to this Agreement, Executive shall receive the compensation and other benefits set forth below:

             (i) BASE SALARY. During the Employment Term, Executive shall receive an annual base salary ("Base Salary") in such amount as may from time to time be approved by the Board or the Executive Personnel/Compensation Committee. The Base Salary in effect as of the Commencement Date shall be $ 192,000. Such amount shall be subject to review and to annual adjustment by the Board or the Executive Personnel/Compensation Committee in accordance with Employer's normal personnel practices and, once established at a specified annual rate (including the initial rate), Executive's Base Salary shall not thereafter be reduced without his consent except pursuant to subsection 5(v)(c) of this Agreement. No increase in Base Salary or other compensation shall limit or reduce any other obligation of Employer. Executive's Base Salary and other compensation shall be paid in accordance with Employer's regular payroll practices. Review and adjustment of Executive's Base Salary shall be done on a basis comparable to, and applied uniformly with, that utilized for other executives of Employer and/or its affiliates.

             (ii) BONUS PAYMENTS. In addition to Base Salary, Executive shall be entitled, during the Employment Term, to participate in and receive payments from all bonus and other incentive compensation plans as in effect from time to time on the same basis as other executive officers of Employer.

             (iii) OTHER BENEFITS. During the Employment Term, Employer shall provide to Executive, in addition to Base Salary, such other benefits of employment (or, with Executive's consent, equivalent benefits) as are made generally available to executive officers serving in comparable positions at Employer or its affiliates. Such benefits shall include participation in any group health, life, disability, or similar insurance program and in any pension, profit-sharing, deferred compensation, 401(k) or other similar retirement



                                    10(c)a-2
          program provided. Executive shall also have the right to participate, on the same basis as other executives of Employer, in any stock purchase, stock option or stock appreciation rights plans, or other stock-based program made available to such executive officers.

             Executive shall be entitled to vacation, sick time, personal days and other perquisites in the same manner and to the same extent as provided other executives of Employer.

             Nothing contained herein shall be construed as granting Executive the right to continue in any benefit plan or program, or to receive any other perquisite of employment, provided under this section 4(iii) (except to the extent Executive had previously earned or otherwise accumulated vested rights therein) following a valid and lawful termination or discontinuance of such plan, program or perquisite.

          5. TERMINATION. This Agreement may be terminated, subject to payment of the compensation and other benefits described below, upon occurrence of any of the events described herein. The date on which Executive ceases to be employed under this Agreement after giving effect to the period of time specified in any notice requirement, is referred to as the "Termination Date."

             (i) DEATH; DISABILITY; RETIREMENT. This Agreement shall terminate upon the death, disability or retirement of Executive. As used in this Agreement, "disability" means Executive's inability, as the result of physical or mental incapacity, to substantially perform his duties for a period of 180 consecutive days. If the Executive and Employer cannot agree as to the existence of a disability, the determination shall be made by a qualified independent physician acceptable to both parties or, alternatively, by a physician designated by the president of the medical society for the county in which Executive resides. The costs of any such medical examination shall be borne by Employer. If Executive is terminated due to disability, he shall be paid 100% of his Base Salary at the rate in effect at the time notice of termination is given for one year, and thereafter an annual amount equal to 75% of such Base Salary for the remaining portion of the Employment Term, such amounts to be paid in substantially equal monthly installments and offset by any monthly payments actually received by Executive from: (a) any disability plans or disability insurance programs provided by Employer, and (b) any governmental social security or workers compensation program.

             As used in this Agreement, the term "retirement" shall mean Executive's retirement in accordance with and pursuant to any generally applicable retirement plan of Employer or in accordance with any retirement arrangement established for Executive with his consent.

             If termination occurs as a result of death, disability or retirement, no additional compensation shall be payable to Executive under this Agreement except as specifically provided herein. Notwithstanding anything to the contrary contained herein, Executive shall receive all compensation and other benefits to which he was entitled under Section 4 and the plans and programs provided therein, through the Termination Date and, in



                                    10(c)a-3
          addition, shall receive or continue to receive for the remaining portion of the Employment Term all other benefits available to him under any applicable group health, life, disability or similar insurance program as in effect on the date of death, disability or retirement.

             If, following termination by reason of disability and prior to the expiration of the then remaining balance of the Employment Term, Executive becomes able to resume his duties, he shall be reinstated to his Corporate Position or, if such Position has been filled, to a position as nearly comparable as possible From the date of reinstatement and for the balance of the Employment Term, Executive shall be obligated to perform all duties and responsibilities, and entitled to receive all compensation and other benefits, as provided in this Agreement.

             (ii) CAUSE. Employer may terminate Executive's employment under this Agreement for cause at any time, and thereafter Employer shall have no further obligation under this Agreement. Notwithstanding anything to the contrary contained herein, Executive shall receive all compensation and other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided therein, by reason of employment through the Termination Date.

             For purposes of this Agreement, "Cause" shall mean:

                   (a) A failure by Executive to substantially perform his duties (other than failure resulting from incapacity) after a written demand by the Board, which demand identifies, with reasonable specificity, the manner in which the Board believes Executive has not substantially performed, and Executive's failure to cure within a reasonable period of time after his receipt of the notice;

                   (b) A criminal conviction of or plea of nolo contendere by Executive for any act involving dishonesty, breach of trust or a violation of the banking or savings and loan laws of the State of Wisconsin or the United States;

                   (c) A criminal conviction of or plea of nolo contendere by Executive the commission of any felony;

                   (d) A breach of fiduciary duty by Executive involving personal profit;

                   (e) A willful violation of any law, rule or order by Executive (other than traffic violations or similar offenses); or

                   (f) Incompetence, personal dishonesty or material breach of any provision of this Agreement or any willful misconduct by Executive.

          For purposes of this subsection 5(ii), no act, or failure to act, on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that the action or omission was in the best interest of Employer.



                                    10(c)a-4

          (iii) VOLUNTARY TERMINATION BY EXECUTIVE. Executive may voluntarily terminate employment at any time by giving at least ninety (90) days' prior written notice to Employer. In such event, Employer shall have no further obligation hereunder, except that Executive shall receive all compensation and other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided therein, by reason of his employment through the Termination Date.

          (iv)   TERMINATION BY EXECUTIVE AFTER CHANGE IN CONTROL.

                 (a) For purpose of this Agreement, a "change in control" shall be deemed to have occurred if any "individual, entity or group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 25% or more of the voting power of the securities of Employer or any of Employer's affiliates or becomes the owner of all or substantially all of the assets of Employer or any of Employer's affiliates or if the shareholders of Employer or any affiliate of Employer approve a reorganization, merger or consolidation of Employer or any affiliates of Employer. "Change in control" shall not refer to or include any transaction involving only entities affiliated directly or indirectly with Employer.

                 (b) Executive may, at any time within twelve (12) months following a "change in control," terminate his employment under this Agreement by giving at least ninety (90) days' prior written notice to Employer.

          (v) TERMINATION BY EXECUTIVE "FOR CAUSE." Executive may terminate his employment under this Agreement by giving at least ninety (90) days' prior written notice to Employer at any time after the occurrence of any of the following without Executive's express written consent:

                 (a) Executive is assigned to positions, duties or responsibilities that are substantially less significant than the positions, duties and responsibilities provided herein;

                 (b) Executive is removed from or Employer fails to reelect Executive to his Corporate Position, except in connection with termination of executive's employment for cause, disability or retirement, or in connection with suspension or terminating by or pursuant to regulatory action;

                 (c) Executive's Base Salary is reduced other than as the result of a program applied on a proportionately equivalent basis to all executives of Employer and its affiliates; or any other failure by Employer to comply with Section 4(i);

                 (d) Executive is transferred without his consent to a location other than a home office or branch office of Employer or any of Employer's affiliates which



                                    10(c)a-5
          office is or was operated by Employer or any of Employer's affiliates prior to a change in control as defined herein.


          (vi)   SUSPENSION OR TERMINATION REQUIRED BY THE FDIC.

                 (a) If Executive is suspended and/or temporarily prohibited from participating in the conduct of Employer's or any of Employer's affiliates' affairs by a notice served under Section 8(e)(3), or
          Section 8(g)(1) of Federal Deposit Insurance Act (12 U.S.C. S1818(e)(3) and (g)(1) ), respectively,) Employer's obligations under the Agreement shall be suspended as of the date of service of the notice unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Employer shall: (1) pay Executive all of the compensation withheld while its obligations under this Agreement were suspended; and (2) reinstate any of its obligations which were suspended.

                 (b) If Executive is removed and/or permanently prohibited from participating in the conduct of Employer's or any of Employer's affiliates' affairs by an order issued under Section 8(e)(4) or
          Section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. S1818(e)(4) and (g)(1)), respectively, the obligations of Employer under the Agreement shall terminate as of the effective date of the order, but earned or otherwise vested rights of Executive to compensation and to any benefits under Section 4 shall not be affected.

                 (c) If Employer or any of Employer's affiliates is in default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under the Agreement shall terminate as of the date of default, but this Subsection 5(vi)(c) shall not affect any vested rights of Executive, including the right to receive the compensation and benefits set forth in Section 5(vii) or 5(viii) of this Agreement.

                 (d) All obligations under the Agreement may be terminated except to the extent determined that continuation of the contract is necessary to operation of Employer or any of its affiliates at the time the Federal Deposit Insurance Corporation ("FDIC") enters into an agreement to provide assistance to or on behalf of Employer or any of Employer's affiliates under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or when Employer or any of its affiliates is determined by any appropriate bank regulatory agency to be in an unsafe or unsound condition. Any rights of the parties that have been already earned or otherwise vested, however, shall not be affected by such action, including the right of the Executive to receive the compensation and benefits set forth in Section 5(vii) or 5(viii) of this Agreement.

          (vii) BENEFITS UPON OTHER TERMINATION BY EMPLOYER OR UPON TERMINATION BY EXECUTIVE FOLLOWING A "CHANGE IN CONTROL." If this Agreement is terminated by Employer other than for death, disability or retirement under Section 5(i) and other than for "cause" under Section 5(ii) or other than by regulatory action under Section 5(vi), or if Executive terminates this Agreement following a "change in control" pursuant to Section



                                    10(c)a-6

5(iv)(b), then following the Termination Date Executive shall be entitled to the benefits described in Section 5(viii).

          (viii) BENEFITS UPON TERMINATION BY EXECUTIVE "FOR CAUSE" If this Agreement is terminated by Executive pursuant to Section 5(v), then, following the Termination Date:

                 (a) In lieu of any further salary payments, Executive shal1 receive severance payment equal to the sum of the Base Salary in effect on the Termination Date plus cash bonus for the year prior to termination times the number of years of the remaining Employment term, payable in the amount and at the times provided in Sections 4(i) and (ii). If termination follows a "change in control" under Section 5(iv)(b), Executive may elect to receive the payments specified in the immediately preceding sentence in a lump sum without any discount, provided that the amount of such severance payment may not exceed the limitations established in Section 6.

                 (b) In addition to the retirement benefits to which Executive is entitled under tax qualified retirement plans maintained by Employer (hereinafter collectively referred to as "Plan"), Executive shall receive as additional severance benefits a retirement benefit under this Agreement, which (except as provided below) shall be determined in accordance with, and paid under this Agreement in the form and at the times provided in, the Plan. Such benefits shall be determined as though Executive were fully vested under the Plan and had accumulated (after termination of this Agreement) the additional years of service and benefit credits under the Plan that he would have received had he continued employment with Employer for the balance of the Employment Term at the highest annual rate of Base Salary in effect during the twelve (12) months immediately preceding the Termination Date. Such Base Salary, plus the average of Executive's cash bonuses, if any, for the past four years, shall be deemed to the present the compensation received by Executive during each such additional year for purposes of determining additional retirement benefits under this Subsection 5(viii).

                 (c) In addition to other amounts payable to Executive under this Section 5(viii), Executive shall be entitled to receive all other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided therein by reason of employment through the Termination Date, together with the continuation, without cost to Executive, of other benefits under
          Section 4(iii) for the remaining unexpired Employment Term, all subject to the limitations set forth in Section 6 below.

          (ix) SUSPENSION BY EMPLOYER. Employer in its sole discretion shall have the right to temporarily suspend Executive from participating in the conduct of the Employer's or Employer's affiliates' affairs. If Executive is suspended or temporarily prohibited from participating in the conduct of Employer's or Employer's affiliates' business, Employer shall pay Executive all compensation and provide all benefits pursuant to Section 4 of this Agreement during the period of such suspension.



                                    10(c)a-7

          6. LIMITATIONS ON CHANGE IN CONTROL COMPENSATION. In the event severance benefits under Subsection 5(vii) or 5(viii), or any other payments or benefits received or to be received by Executive from Employer (whether payable pursuant to the terms of this Agreement, any other plan, agreement or arrangement with Employer or any corporation ("Affiliate") affiliated with Employer within the meaning of Section 1504 of the Internal Revenue Code of 1986. as amended (the "Code") ), constitute, in the opinion of tax counsel selected by Employer's independent auditors and acceptable to Executive, "parachute payments" within the meaning of Section 28OG(b)(2) of the Code, and the present value of such "parachute payments" equals or exceeds three times the average of the annual compensation payable to Executive by Employer (or an Affiliate) and includible in Executive's gross income for federal income tax purposes for the five (5) calendar years preceding the year in which a change in ownership occurred ("Base Amount"), such Severance Benefits shall be reduced to an amount the present value of which (when combined with the present value of any other payments otherwise received or to be received by Executive from Employer (or an Affiliate) that are deemed "parachute payments") is equal to
2.99 times the Base Amount, notwithstanding any other provision to the contrary in this Agreement. The Severance Benefits shall not be reduced if (i) Executive shall have effectively waived his receipt or enjoyment of any such payment or benefit which triggered, the applicability of this Section 6, or (ii) in the opinion of tax counsel, the Severance Benefits (in their full amount or as partially reduced, as the case may be) plus all other payments or benefits which constitute "parachute payments" within the meaning of Section 28OG(b)(2) of the Code are reasonable compensation for services actually rendered, within the meaning of Section 280G(b)(4) of the Code, and such payments are deductible by Employer. The Base Amount shall include every type and form of compensation includible in Executive's gross income in respect of his employment by Employer (or an Affiliate), except to the extent otherwise provided in temporary or final regulations promulgated under Section 28OG(b) of the Code. For purposes of this
Section 6, a "change in ownership or control" shall have the meaning set forth in Section 280G(b) of the Code and any temporary or final regulations promulgated thereunder. The present value of any non-cash benefit or any deferred cash payment shall be determined by Employer's independent auditors in accordance with the principles of Section 28OG of the Code.

          Executive shall have the right to request that Employer obtain a ruling from the Internal Revenue Service ("Service") as to whether any or all payments or benefits determined by such tax counsel are, in the view of the Service, "parachute payments" under Section 280G. If a ruling is sought pursuant to Executive's request, no Severance Benefits payable under this Agreement in excess of the Section 28OG limitation shall be made to Executive until after fifteen (15) days from the date of such ruling; however, Severance Benefits shall continue to be paid during this time up to the amount of that limitation. For purposes of this Section 6, Executive and Employer agree to be bound by the Service's ruling as to whether payments constitute "parachute payments" under
Section 280G. If the Service declines, for any reason, to provide the ruling requested, the tax counsel's opinion provided with respect to what payments or benefits constitute "parachute payments" shall control, and the period during which the Severance Benefits may be deferred shall be extended to a date fifteen
(15) days from the date of the Service's notice indicating that no ruling will be forthcoming.

          In the event that Section 280G, or any successor statute, is repealed, this Section 6 shall cease to be effective on the effective date of such repeal. The parties to this Agreement recognize



                                    10(c)a-8
that final regulations under Section 28OG of the Code may affect the amounts that may be paid under this Agreement and agree that, upon issuance of such final regulations, this Agreement may be modified as in good faith deemed necessary in light of the provisions of such regulations to achieve the purposes of this Agreement, and that consent to such modifications shall not be unreasonably withheld.

          7. GENERAL-PROVISIONS.

             (i)   SUCCESSORS; BINDING AGREEMENT.

                   (a) Employer will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to substantially all of the business and/or assets of Employer ("Successor Organization") to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Employer would have been required to perform if no such succession had taken place. If such succession is the result of a "change in control" as defined herein, such assumption shall specifically preserve to Executive, for the then remaining term of this Agreement, the same rights and remedies (recognizing them as being available and applicable as the result of the "change in control" effectuating said succession) provided under this Agreement upon a "change in control".

                   As used in this Agreement, Employer shall mean Merchants and
             Manufacturers Bancorporation, Inc. and any successor to its business and/or assets which becomes bound by the terms and provisions of this Agreement by operation of this Agreement or by law. Failure of Employer to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Executive to compensation from Employer in the same amount and on the same terms as he would be entitled to under this Agreement if he terminated his employment under Section 5(v). For purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Termination Date.

                   (b) No right or interest to or in any payments or benefits under this Agreement shall be assignable or transferable in any respect by the Executive, nor shall any such payment, right or interest be subject to seizure, attachment or creditor's process for payment of any debts, judgments, or obligations of Executive.

                   (c) Any rights and obligations of Employer under this
             Agreement may be assigned or transferred by Employer to any of its affiliates prior to a change in control as defined in this Agreement.

                   (d) This Agreement shall be binding upon and inure to the
             benefit of and be enforceable by Executive and his heirs, beneficiaries and personal representatives and Employer and any success or organization or assignee of Employer.

                                     10(c)-a-9

             (ii) NON-COMPETITION/CONFIDENTIALITY PROVISIONS. Executive acknowledges that the development of personal contacts and relationships is an essential element of Employer's and Employer's affiliates' business, that Employer has invested considerable time and money in his development of such contacts and relationships, that Employer and its affiliates could suffer irreparable harm if he were to leave Employers' employment and solicit the business of customers of Employer or Employer's affiliates and that it is reasonable to protect Employer against competitive activities by Executive. Executive covenants and agrees, in recognition of the foregoing and in consideration of the mutual promises contained herein, that in the event of a voluntary termination of employment by Executive pursuant to Section 5(iii), Executive shall not accept employment with any Significant Competitor of Employer or of any of Employer's affiliates for a period of twelve (12) months following such termination. In the event Executive is terminated by Employer, under Section 5(vii) other than following a change in control, Executive shall not accept employment with any Significant Competitor of Employer or of any of Employer's affiliates for the lesser of (a) the remaining term of the agreement, or (b) a period of twelve (12) months following such termination. For purposes of this Agreement, the term "Significant Competitor" means any financial institution including, not limited to, any commercial bank, savings bank, savings and loan association, credit union, or mortgage banking corporation which, at the time of termination of Executive's employment with or during the period of this covenant not to compete, has a home, branch or other office within a three (3) mile radius of any office operated or maintained by Employer or any of Employer's affiliates prior to a change in control as defined in this Agreement.

             Executive agrees that the non-competition provisions set forth herein are necessary for the protection of Employer and its affiliates and are reasonably limited as to (a) the scope of activities affected,
          (b) their duration and geographic scope, and (c) their effect on Executive and the public. In the event Executive violates the non-competition provisions set forth herein, Employer shall be entitled, in addition to its other legal remedies, to enjoin the employment of Executive with any Significant Competitor for the period set forth herein. If Executive violates this covenant and Employer brings legal action for injunctive or other relief, Employer shall not, as a result of the time involved in obtaining such relief, be deprived of the benefit of the full period of the restrictive covenant. Accordingly, the covenant shall be deemed to have the duration specified herein, computed from the date relief is granted, but reduced by any period between commencement of the period and the date of the first violation.

             Executive acknowledges that as a result of his employment with Employer or its affiliates Executive has access to confidential information concerning Employer's business, customers and services. Executive agrees that during the Employment Term and for a period of one(l) year following termination of employment, he will not, directly or indirectly, use, disclose or divulge to any person, agency, firm, corporation or other entity any confidential or proprietary information, including, without limitation, customer lists, reports, files, records or information of any kind pertaining to the business of Employer or any of its affiliates which Executive acquires or has access to during the Employment Term. Executive agrees that if he violates the covenants under this section, Employer shall be entitled to an accounting and repayments of all profits, compensation, commissions and



                                   10(c)a-10
          other remuneration or benefits which the Executive has realized or may realize as the result of or in connection with any such violation. Executive further agrees that money damages may be difficult to ascertain in case of a breach of this covenant, and Executive therefore agrees that Employer or its affiliates shall be entitled to injunctive relief in addition to any other remedy to which Employer or its affiliates may be entitled.

             (iii) NOTICE. All notices and other communications provided for in this Agreement shall be in writing and shall be deemed duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

                           If to the Employer:

                           Merchants and Manufacturers Bancorporation, Inc. 573 West Lincoln Avenue
                           Milwaukee, WI 53207

                            Attention: Board of Directors

                           If to the Executive:

                           Michael J. Murry
                           11421 West Abbott Avenue
                           Hales Corners, WI 53130

          or to such other address as either party may have furnished to the other in writing in accordance herewith.

             (iv) EXPENSES. If legal proceedings are necessary to enforce or interpret this Agreement, or to recover damages for breach, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements of such proceedings, in addition to any other relief to which such prevailing party may be entitled. Notwithstanding the foregoing, in the event of legal proceedings to enforce or interpret this Agreement following a change in control, Executive shall be entitled to recover from Employer: (a) reasonable attorneys, fees, costs and disbursements if Executive is the prevailing party; or (b) reasonable attorneys' fees, costs and disbursements of up to $7,500 incurred in such proceedings regardless of whether Executive is the prevailing party. Recovery of attorneys' fees and costs following a "change in control" shall be in addition to any other relief to which Executive is entitled.

             (v) WITHHOLDING. Employer shall be entitled to withhold from amounts to be paid to Executive under this Agreement any federal, state, or local withholding or other taxes or charges which it is from time to time required to withhold. Employer shall be entitled to rely on an opinion of counsel as to the amount or requirement of any such withholding.



                                    10(c)a-11

             (vi) MISCELLANEOUS. No provision of this Agreement may be amended, waived or discharged unless such Amendment, waiver or discharge is agreed to in writing and duly executed by Executive and Employer or its successor in interest. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertaking, whether written or oral, between the parties with respect thereto; no agreements or representation, oral or otherwise, express or implied, have been made by either party with respect to the subject matter hereof. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Wisconsin.

             (vii) VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

             (viii) COUNTERPARTS. This Agreement may be executed in several counterparts, all of which together will constitute one and the same instrument.

             (ix) HEADINGS. Headings contained in this Agreement are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

             (x) EFFECTIVE DATE. The effective date of this Agreement shall be the date indicated in the first paragraph of this Agreement, notwithstanding the actual date of execution by any party.

          IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.


                                   EXECUTIVE

                                   Michael J. Murry
                                   ---------------------------------------(SEAL)
                                   Michael J. Murry


                                   MERCHANTS AND MANUFACTURERS
                                   BANCORPORATION, INC.

                                   By: Michael J. Murry
                                      ------------------------------------------

                                   Title: Chairman/CEO
                                         ---------------------------------------



                                   10(c)a-12

                               FIRST AMENDMENT TO

                         EXECUTIVE EMPLOYMENT AGREEMENT


This first amendment to the Executive Employment Agreement dated as of June 25, 1997, between MERCHANTS AND MANUFACTURERS BANCORPORATION, INC., a
Wisconsin Corporation ("Employer") and MICHAEL J. MURRY ("Executive"),

                                    RECITALS

A. The parties entered into an Executive Employment Agreement dated January 2, 1996 (the "Agreement");

B. The parties desire to amend the Agreement in accordance with the terms of this First Amendment.

                                   AGREEMENTS

In consideration of the promises and mutual covenants contained herein and in the Agreement, the parties agree as follows:

     1.   The following recital is added after the second recital of the
          Agreement:

                WHEREAS, Executive desires to assume certain duties as Chief Financial Officer of General Automotive Manufacturing Company, Inc., and wishes to delegate certain functions heretofore personally performed by Executive for Employer to other executive officers of Employer, while retaining full and complete overall responsibility as Chief Executive Officer of Employer.

     2. The last sentence of Section 3 of the Agreement is hereby deleted and the following sentence is inserted in lieu thereof:

                During the Employment Term, Executive may devote a portion of his working time to meet his responsibilities as the Chief Financial Officer of General Automotive Manufacturing Company, Inc., provided that he shall devote sufficient time and effort, as determined from time to time by the Board of Directors of Employer, to the business and affairs of Employer to fully carry out his duties and responsibilities as Chief Executive Officer of Employer. Executive shall continue to have undiminished overall management responsibility for the affairs of Employer, notwithstanding the fact that he may, from time to time, delegate additional duties to other executive officers of Employer.


                                    10(c)a-13

     3. The second sentence of subsection 4(i) is hereby deleted and the following sentence is inserted in lieu thereof:

                The Base Salary in effect as of the commencement date of this First Amendment shall be $120,000.

     4. Subsection 4(ii) shall be deleted in its entirety, and the following sentence shall be inserted in lieu thereof:

                BONUS PAYMENTS: Executive shall not be entitled during the Employment Term to receive payments from any bonus plan.

     5. All other provisions of the Agreement shall remain in full force and effect.

     6. The effective date of this First Amendment to the Agreement shall be the date indicated in the first paragraph of this First Amendment, notwithstanding the actual date of execution by any party.

IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as of the date first above written.

                                   EXECUTIVE

                                   Michael J. Murry
                                   ---------------------------------------------
                                   Michael J. Murry



                                   MERCHANTS AND MANUFACTURERS
                                   BANCORPORATION, INC.


                                   By: James Bomberg
                                      ------------------------------------------
                                   Name: James Bomberg
                                        ----------------------------------------
                                   Title: President
                                         ---------------------------------------


ATTEST:/s/ John Krawczyk
       ---------------------------
Name: John Krawczyk
      -------------------------------
Title: Executive Vice President
      ----------------------------




                                   10(c)a-14

                         EXECUTIVE EMPLOYMENT AGREEMENT

          THIS AGREEMENT is made as of the 2nd day of January 1996, between MERCHANTS AND MANUFACTURERS BANCORPORATION, INC. (the "Employer"), a Wisconsin corporation, its successors and assigns, and JAMES C. MROCZKOWSKI, (the "Executive").

                                    RECITALS

          WHEREAS, Executive is a valued, long-term employee, whose experience in the industry and continued employment in the position of Vice President and Chief Financial Officer will benefit the Employer in the future; and

          WHEREAS, Employer desires to provide for management continuity and stability and for the continued services of Executive.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below:

          1. EMPLOYMENT. Employer shall continue to employ Executive, and Executive shall continue to serve, on the terms and conditions set forth herein for the period provided in Section 2.

          2. TERM OF EMPLOYMENT. The period of Executive's employment under this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of thirty-six (36) calendar months thereafter. Commencing on the first anniversary date of this Agreement, and continuing at each anniversary date thereafter, the Agreement shall renew for an additional 12 months such that the remaining term shall be thirty-six (36) months unless written notice is provided by either party at least sixty (60) days prior to any such anniversary date, that the Agreement shall terminate at the end of twenty-four (24) months following such anniversary date. Prior to the renewal or non-renewal of the Agreement, the Board of Directors or the Executive Personnel/Compensation Committee will conduct a performance evaluation of the Executive for the purpose of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board or Executive Personnel/Compensation Committee meeting. The term of employment under this Agreement, as in effect from time to time, shall be referred to as the "Employment Term."

          3. POSITION AND DUTIES. Subject to Section 5(iv)(b), Executive shall serve Employer or any of Employer's affiliates as an Executive Officer. As such, he is presently serving in the capacity of Vice President and Chief Financial Officer of Employer ("Corporate Position").



                                    10(c)b-1

Executive shall provide such management services as are customarily performed by persons serving in similar capacities at other bank holding companies or their affiliates, and perform such other duties as may be appropriate to his position and as may be from time to time determined by Employer's Board of Directors to be necessary to its operations and in accordance with its bylaws. During the Employment Term the Board of Directors may modify Executive's duties and responsibilities consistent with continued executive status; provided, however, there shall be no material change in Executive's status nor any material increase or decrease in duties and responsibilities except as agreed to in writing by Executive. It is agreed that Employer shall have the right to transfer Executive to any home office or branch office of Employer or any of Employer's affiliates, provided that such home office or branch office is or was operated by Employer or any of Employer's affiliates prior to a change in control as defined herein. During the Employment Term, Executive shall devote substantially all his working time and efforts to the business and affairs of the Employer and shall not engage in any activity which is competitive with or adverse to the business of the Employer or any of its affiliates whether done as a partner, director, officer, employee, shareholder of or consultant or advisor to any other business.

          4. COMPENSATION. As compensation for services provided pursuant to this Agreement, Executive shall receive the compensation and other benefits set forth below:

             (i) BASE SALARY. During the Employment Term, Executive shall receive an annual base salary ("Base Salary") in such amount as may from time to time be approved by the Board or the Executive Personnel/Compensation Committee. The Base Salary in effect as of the Commencement Date shall be $75,000. Such amount shall be subject to review and to annual adjustment by the Board or the Executive Personnel/Compensation Committee in accordance with Employer's normal personnel practices and, once established at a specified annual rate (including the initial rate), Executive's Base Salary shall not thereafter be reduced without his consent except pursuant to subsection 5(v)(c) of this Agreement. No increase in Base Salary or other compensation shall limit or reduce any other obligation of Employer. Executive's Base Salary and other compensation shall be paid in accordance with Employer's regular payroll practices. Review and adjustment of Executive's Base Salary shall be done on a basis comparable to, and applied uniformly with, that utilized for other executives of Employer and/or its affiliates.

             (ii) BONUS PAYMENTS. In addition to Base Salary, Executive shall be entitled, during the Employment Term, to participate in and receive payments from all bonus and other incentive compensation plans as in effect from time to time on the same basis as other executive officers of Employer.

             (iii) OTHER BENEFITS. During the Employment Term, Employer shall provide to Executive, in addition to Base Salary, such other benefits of employment (or, with Executive's consent, equivalent benefits) as are made generally available to executive officers serving in comparable positions at Employer or its affiliates. Such benefits shall include participation in any group health, life, disability, or similar insurance program and in any pension, profit-sharing, deferred compensation, 401(k) or other similar retirement program provided. Executive shall also have the right to participate, on the same basis as



                                    10(c)b-2
          other executives of Employer, in any stock purchase, stock option or stock appreciation rights plans, or other stock-based program made available to such executive officers.

             Executive shall be entitled to vacation, sick time, personal days and other perquisites in the same manner and to the same extent as provided other executives of Employer.

             Nothing contained herein shall be construed as granting Executive the right to continue in any benefit plan or program, or to receive any other perquisite of employment, provided under this section 4(iii) (except to the extent Executive had previously earned or otherwise accumulated vested rights therein) following a valid and lawful termination or discontinuance of such plan, program or perquisite.

          5. TERMINATION. This Agreement may be terminated, subject to payment of the compensation and other benefits described below, upon occurrence of any of the events described herein. The date on which Executive ceases to be employed under this Agreement, after giving effect to the period of time specified in any notice requirement, is referred to as the "Termination Date."

             (i) DEATH; DISABILITY; RETIREMENT. This Agreement shall terminate upon the death, disability or retirement of Executive. As used in this Agreement, "disability" means Executive's inability, as the result of physical or mental incapacity, to substantially perform his duties for a period of 180 consecutive days. If the Executive and Employer cannot agree as to the existence of a disability, the determination shall be made by a qualified independent physician acceptable to both parties or, alternatively, by a physician designated by the president of the medical society for the county in which Executive resides. The costs of any such medical examination shall be borne by Employer. If Executive is terminated due to disability, he shall be paid 100% of his Base Salary at the rate in effect at the time notice of termination is given for one year, and thereafter an annual amount equal to 75% of such Base Salary for the remaining portion of the Employment Term, such amounts to be paid in substantially equal monthly installments and offset by any monthly payments actually received by Executive from: (a) any disability plans or disability insurance programs provided by Employer, and (b) any governmental social security or workers compensation program.

             As used in this Agreement, the term "retirement" shall mean Executive's retirement in accordance with and pursuant to any generally applicable retirement plan of Employer or in accordance with any retirement arrangement established for Executive with his consent.

             If termination occurs as a result of death, disability or retirement, no additional compensation shall be payable to Executive under this Agreement except as specifically provided herein. Notwithstanding anything to the contrary contained herein, Executive shall receive all compensation and other benefits to which he was entitled under Section 4 and the plans and programs provided therein, through the Termination Date and, in addition, shall receive or continue to receive for the remaining portion of the Employment



                                    10(c)b-3

          Term all other benefits available to him under any applicable group health, life, disability or similar insurance program as in effect on the date of death, disability or retirement.

             If, following termination by reason of disability and prior to the expiration of the then remaining balance of the Employment Term, Executive becomes able to resume his duties, he shall be reinstated to his Corporate Position or, if such position has been filled, to a position as nearly comparable as possible. From the date of reinstatement and for the balance of the Employment Term, Executive shall be obligated to perform all duties and responsibilities, and entitled to receive all compensation and other benefits, as provided in this Agreement.

             (ii) CAUSE. Employer may terminate Executive's employment under this Agreement for cause at any time, and thereafter Employer shall have no further obligation under this Agreement. Notwithstanding anything to the contrary contained herein, Executive shall receive all compensation and other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided therein, by reason of employment through the Termination Date.

             For purposes of this Agreement, "Cause" shall mean:

                    (a) A failure by Executive to substantially perform his
             duties (other than failure resulting from incapacity) after a written demand by the Board, which demand identifies, with reasonable specificity, the manner in which the Board believes Executive has not substantially performed, and Executive's failure to cure within a reasonable period of time after his receipt of the notice;

                    (b) A criminal conviction of or plea of nolo contendere by
             Executive for any act involving dishonesty, breach of trust or a violation of the banking or savings and loan laws of the State of Wisconsin or the United States;

                    (c) A criminal conviction of or plea of nolo contendere by
             Executive for the commission of any felony;

                    (d) A breach of fiduciary duty by Executive involving
             personal profit;

                    (e) A willful violation of any law, rule or order by
             Executive (other than traffic violations or similar offenses); or

                    (f) Incompetence, personal dishonesty or material breach of any provision of this Agreement or any willful misconduct by Executive.

             For purposes of this subsection 5(ii), no act, or failure to act, on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that the action or omission was in the best interest of Employer.



                                    10(c)b-4

             (iii) VOLUNTARY TERMINATION BY EXECUTIVE. Executive may voluntarily terminate employment at any time by giving at least ninety
          (90) days' prior written notice to Employer. In such event, Employer shall have no further obligation hereunder, except that Executive shall receive all compensation and other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided therein, by reason of his employment through the Termination Date.

             (iv)   TERMINATION BY EXECUTIVE AFTER CHANGE IN CONTROL.

                    (a) For purposes of this Agreement, a "change in control"
             shall be deemed to have occurred if any "individual, entity or group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities representing 25% or more of the voting power of the securities of Employer or any of Employer's affiliates or becomes the owner of all or substantially all of the assets of Employer or any of Employer's affiliates or if the shareholders of Employer or any affiliate of Employer approve a reorganization, merger or consolidation of Employer or any affiliates of Employer. "Change in control" shall not refer to or include any transaction involving only entities affiliated directly or indirectly with Employer.

                    (b) Executive may, at any time within twelve (12) months
             following a "change in control," terminate his employment under this Agreement by giving at least ninety (90) days' prior written notice to Employer.

             (v) TERMINATION BY EXECUTIVE "FOR CAUSE." Executive may terminate his employment under this Agreement by giving at least ninety (90) days' prior written notice to Employer at any time after the occurrence of any of the following without Executive's express written consent:

                    (a) Executive is assigned to positions, duties or
             responsibilities that are substantially less significant than the positions, duties and responsibilities provided herein;

                    (b) Executive is removed from or Employer fails to reelect
             Executive to his Corporate Position, except in connection with termination of Executive's employment for cause, disability or retirement, or in connection with suspension or termination by or pursuant to regulatory action;

                    (c) Executive's Base Salary is reduced other than as the
             result of a program applied on a proportionately equivalent basis to all executives of Employer and its affiliates; or any other failure by Employer to comply with Section 4(i);

                    (d) Executive is transferred without his consent to a
             location other than a home office or branch office of Employer or any of Employer's affiliates which



                                    10(c)b-5
             office is or was operated by Employer or any of Employer's affiliates prior to a change in control as defined herein.

             (vi)   SUSPENSION OR TERMINATION REQUIRED BY THE FDIC.

                    (a) If Executive is suspended and/or temporarily prohibited from participating in the conduct of Employer's or any of Employer's affiliates' affairs by a notice served under Section 8(e)(3), or Section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. S1818(e)(3) and (g)(1)), respectively), Employer's obligations under the Agreement shall be suspended as of the date of service of the notice unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Employer shall: (1) pay Executive all of the compensation withheld while its obligations under this Agreement were suspended; and (2) reinstate any of its obligations which were suspended.

                    (b) If Executive is removed and/or permanently prohibited
             from participating in the conduct of Employer's or any of Employer's affiliates' affairs by an order issued under Section 8(e)(4) or Section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. S1818(e)(4) and (g)(1)), respectively, the obligations of Employer under the Agreement shall terminate as of the effective date of the order, but earned or otherwise vested rights of Executive to compensation and to any benefits under Section 4 shall not be affected.

                    (c) If Employer or any of Employer's affiliates is in
             default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under the Agreement shall terminate as of the date of default, but this Subsection 5(vi)(c) shall not affect any vested rights of Executive, including the right to receive the compensation and benefits set forth in Section 5(vii) or 5(viii) of this Agreement.

                    (d) All obligations under the Agreement may be terminated
             except to the extent determined that continuation of the contract is necessary to operation of Employer or any of its affiliates at the time the Federal Deposit Insurance Corporation ("FDIC") enters into an agreement to provide assistance to or on behalf of Employer or any of Employer's affiliates under the authority contained in
             Section 13(c) of the Federal Deposit Insurance Act; or when Employer or any of its affiliates is determined by any appropriate bank regulatory agency to be in an unsafe or unsound condition. Any rights of the parties that have been already earned or otherwise vested, however, shall not be affected by such action, including the right of the Executive to receive the compensation and benefits set forth in Section 5(vii) or 5(viii) of this Agreement.

             (vii) BENEFITS UPON OTHER TERMINATION BY EMPLOYER OR UPON TERMINATION BY EXECUTIVE FOLLOWING A "CHANGE IN CONTROL." If this Agreement is terminated by Employer other than for death, disability or retirement under Section 5(i) and other than for "cause" under
          Section 5(ii) or other than by regulatory action under Section 5(vi), or if Executive terminates this Agreement following a "change in control" pursuant to Section



                                    10(c)b-6

          5(iv)(b), then following the Termination Date Executive shall be entitled to the benefits described in Section 5(viii).

             (viii) BENEFITS UPON TERMINATION BY EXECUTIVE "FOR CAUSE." IF THIS Agreement is terminated by Executive pursuant to Section 5(v), then, following the Termination Date:

                    (a) In lieu of any further salary payments, Executive shall receive severance payments equal to the sum of the Base Salary in effect on the Termination Date plus cash bonus for the year prior to termination times the number of years of the remaining Employment Term, payable in the amount and at the times provided in Sections 4(i) and (ii). If termination follows a "change in control" under Section 5(iv)(b), Executive may elect to receive the payments specified in the immediately preceding sentence in a lump sum without any discount, provided that the amount of such severance payments may not exceed the limitations established in
             Section 6.

                    (b) In addition to the retirement benefits to which
             Executive is entitled under tax qualified retirement plans maintained by Employer (hereinafter collectively referred to as "Plan"), Executive shall receive as additional severance benefits a retirement benefit under this Agreement, which (except as provided below) shall be determined in accordance with, and paid under this Agreement in the form and at the times provided in, the Plan. Such benefits shall be determined as though Executive were fully vested under the Plan and had accumulated (after termination of this Agreement) the additional years of service and benefit credits under the Plan that he would have received had he continued employment with Employer for the balance of the Employment Term at the highest annual rate of Base Salary in effect during the twelve
             (12) months immediately preceding the Termination Date. Such Base Salary, plus the average of Executive's cash bonuses, if any, for the past four years, shall be deemed to represent the compensation received by Executive during each such additional year for purposes of determining additional retirement benefits under this Subsection 5(viii).

                    (c) In addition to other amounts payable to Executive under this Section 5(viii), Executive shall be entitled to receive all other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided therein by reason of employment through the Termination Date, together with the continuation, without cost to Executive, of other benefits under Section 4(iii) for the remaining unexpired Employment Term, all subject to the limitations set forth in
             Section 6 below.

             (ix) SUSPENSION BY EMPLOYER. Employer in its sole discretion shall have the right to temporarily suspend Executive from participating in the conduct of the Employer's or Employer's affiliates' affairs. If Executive is suspended or temporarily prohibited from participating in the conduct of Employer's or Employer's affiliates' business, Employer shall pay Executive all compensation and provide all benefits pursuant to Section 4 of this Agreement during the period of such suspension.



                                    10(c)b-7

          6. LIMITATIONS ON CHANGE IN CONTROL COMPENSATION. In the event severance benefits under Subsection 5(vii) or 5(viii), or any other payments or benefits received or to be received by Executive from Employer (whether payable pursuant to the terms of this Agreement, any other plan, agreement or arrangement with Employer or any corporation ("Affiliate") affiliated with Employer within the meaning of Section 1504 of the Internal Revenue Code of 1986. as amended (the "Code") ), constitute, in the opinion of tax counsel selected by Employer's independent auditors and acceptable to Executive, "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and the present value of such "parachute payments" equals or exceeds three times the average of the annual compensation payable to Executive by Employer (or an Affiliate) and includible in Executive's gross income for federal income tax purposes for the five (5) calendar years preceding the year in which a change in ownership occurred ("Base Amount"), such Severance Benefits shall be reduced to an amount the present value of which (when combined with the present value of any other payments otherwise received or to be received by Executive from Employer (or an Affiliate) that are deemed "parachute payments") is equal to
2.99 times the Base Amount, notwithstanding any other provision to the contrary in this Agreement. The Severance Benefits shall not be reduced if (i) Executive shall have effectively waived his receipt or enjoyment of any such payment or benefit which triggered the applicability of this Section 6, or (ii) in the opinion of tax counsel, the Severance Benefits (in their full amount or as partially reduced, as the case may be) plus all other payments or benefits which constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Code are reasonable compensation for services actually rendered, within the meaning of Section 280G(b)(4) of the Code, and such payments are deductible by Employer. The Base Amount shall include every type and form of compensation includible in Executive's gross income in respect of his employment by Employer (or an Affiliate), except to the extent otherwise provided in temporary or final regulations promulgated under Section 280G(b) of the Code. For purposes of this
Section 6, a "change in ownership or control" shall have the meaning set forth in Section 280G(b) of the Code and any temporary or final regulations promulgated thereunder. The present value of any non-cash benefit or any deferred cash payment shall be determined by Employer's independent auditors in accordance with the principles of Section 280G of the Code.

          Executive shall have the right to request that Employer obtain a ruling from the Internal Revenue Service ("Service") as to whether any or all payments or benefits determined by such tax counsel are, in the view of the Service, "parachute payments" under Section 280G. If a ruling is sought pursuant to Executive's request, no Severance Benefits payable under this Agreement in excess of the Section 280G limitation shall be made to Executive until after fifteen (15) days from the date of such ruling; however, Severance Benefits shall continue to be paid during this time up to the amount of that limitation. For purposes of this Section 6, Executive and Employer agree to be bound by the Service's ruling as to whether payments constitute "parachute payments" under
Section 280G. If the Service declines, for any reason, to provide the ruling requested, the tax counsel's opinion provided with respect to what payments or benefits constitute "parachute payments" shall control, and the period during which the Severance Benefits may be deferred shall be extended to a date fifteen
(15) days from the date of the Service's notice indicating that no ruling will be forthcoming.

          In the event that Section 280G, or any successor statute, is repealed, this Section 6 shall cease to be effective on the effective date of such repeal. The parties to this Agreement recognize



                                    10(c)b-8
that final regulations under Section 280G of the Code may affect the amounts that may be paid under this Agreement and agree that, upon issuance of such final regulations, this Agreement may be modified as in good faith deemed necessary in light of the provisions of such regulations to achieve the purposes of this Agreement, and that consent to such modifications shall not be unreasonably withheld.

         7.   GENERAL-PROVISIONS.

              (i)    SUCCESSORS; BINDING AGREEMENT.

                     (a) Employer will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to substantially all of the business and/or assets of Employer ("Successor Organization") to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Employer would have been required to perform if no such succession had taken place. If such succession is the result of a "change in control" as defined herein, such assumption shall specifically preserve to Executive, for the then remaining term of this Agreement, the same rights and remedies (recognizing them as being available and applicable as the result of the "change in control" effectuating said succession) provided under this Agreement upon a "change in control".

                     As used in this Agreement, Employer shall mean Merchants
              and Manufacturers Bancorporation, Inc. and any successor to its business and/or assets which becomes bound by the terms and provisions of this Agreement by operation of this Agreement or by law. Failure of Employer to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Executive to compensation from Employer in the same amount and on the same terms as he would be entitled to under this Agreement if he terminated his employment under Section 5(v). For purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Termination Date.

                     (b) No right or interest to or in any payments or benefits under this Agreement shall be assignable or transferable in any respect by the Executive, nor shall any such payment, right or interest be subject to seizure, attachment or creditor's process for payment of any debts, judgments, or obligations of Executive.

                     (c) Any rights and obligations of Employer under this Agreement may be assigned or transferred by Employer to any of its affiliates prior to a change in control as defined in this Agreement.

                     (d) This Agreement shall be binding upon and inure to the benefit of and be enforceable by Executive and his heirs, beneficiaries and personal representatives and Employer and any successor organization or assignee of Employer.


                                    10(c)b-9

              (ii) NON-COMPETITION/CONFIDENTIALITY PROVISIONS. Executive acknowledges that the development of personal contacts and relationships is an essential element of Employer's and Employer's affiliates' business, that Employer has invested considerable time and money in his development of such contacts and relationships, that Employer and its affiliates could suffer irreparable harm if he were to leave Employer's employment and solicit the business of customers of Employer or Employer's affiliates and that it is reasonable to protect Employer against competitive activities by Executive. Executive covenants and agrees, in recognition of the foregoing and in consideration of the mutual promises contained herein, that in the event of a voluntary termination of employment by Executive pursuant to
         Section 5(iii), Executive shall not accept employment with any Significant Competitor of Employer or of any of Employer's affiliates for a period of twelve (12) months following such termination. In the event Executive is terminated by Employer, under Section 5(vii) other than following a change in control, Executive shall not accept employment with any Significant Competitor of Employer or of any of Employer's affiliates for the lesser of (a) the remaining term of the agreement, or (b) a period of twelve (12) months following such termination. For purposes of this Agreement, the term "Significant Competitor" means any financial institution including, not limited to, any commercial bank, savings bank, savings and loan association, credit union, or mortgage banking corporation which, at the time of termination of Executive's employment with or during the period of this covenant not to compete, has a home, branch or other office within a three (3) mile radius of any office operated or maintained by Employer or any of Employer's affiliates prior to a change in control as defined in this Agreement.

              Executive agrees that the non-competition provisions set forth herein are necessary for the protection of Employer and its affiliates and are reasonably limited as to (a) the scope of activities affected,
         (b) their duration and geographic scope, and (c) their effect on Executive and the public. In the event Executive violates the non-competition provisions set forth herein, Employer shall be entitled, in addition to its other legal remedies, to enjoin the employment of Executive with any Significant Competitor for the period set forth herein. If Executive violates this covenant and Employer brings legal action for injunctive or other relief, Employer shall not, as a result of the time involved in obtaining such relief, be deprived of the benefit of the full period of the restrictive covenant. Accordingly, the covenant shall be deemed to have the duration specified herein, computed from the date relief is granted, but reduced by any period between commencement of the period and the date of the first violation.

              Executive acknowledges that as a result of his employment with Employer or its affiliates Executive has access to confidential information concerning Employer's business, customers and services. Executive agrees that during the Employment Term and for a period of one(l) year following termination of employment, he will not, directly or indirectly, use, disclose or divulge to any person, agency, firm, corporation or other entity any confidential or proprietary information, including, without limitation, customer lists, reports, files, records or information of any kind pertaining to the business of Employer or any of its affiliates which Executive acquires or has access to during the Employment Term. Executive agrees that if he violates the covenants under this section, Employer shall be entitled to an accounting and repayments of all profits, compensation, commissions and



                                   10(c)b-10
         other remuneration or benefits which the Executive has realized or may realize as the result of or in connection with any such violation. Executive further agrees that money damages may be difficult to ascertain in case of a breach of this covenant, and Executive therefore agrees that Employer or its affiliates shall be entitled to injunctive relief in addition to any other remedy to which Employer or its affiliates may be entitled.

              (iii) NOTICE. All notices and other communications provided for in this Agreement shall be in writing and shall be deemed duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

                             If to the Employer:

                             Merchants and Manufacturers Bancorporation, Inc. 573 West Lincoln Avenue
                             Milwaukee, WI 53207

                              Attention: Board of Directors

                             If to the Executive:

                             James C. Mroczkowski
                             7545 South Mission Drive
                             Franklin, WI 53132

         or to such other address as either party may have furnished to the other in writing in accordance herewith.

              (iv) EXPENSES. If legal proceedings are necessary to enforce or interpret this Agreement, or to recover damages for breach, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements of such proceedings, in addition to any other relief to which such prevailing party may be entitled. Notwithstanding the foregoing, in the event of legal proceedings to enforce or interpret this Agreement following a change in control, Executive shall be entitled to recover from Employer: (a) reasonable attorneys, fees, costs and disbursements if Executive is the prevailing party; or (b) reasonable attorneys' fees, costs and disbursements of up to $7,500 incurred in such proceedings regardless of whether Executive is the prevailing party. Recovery of attorneys' fees and costs following a "change in control" shall be in addition to any other relief to which Executive is entitled.

              (v) WITHHOLDING. Employer shall be entitled to withhold from amounts to be paid to Executive under this Agreement any federal, state, or local withholding or other taxes or charges which it is from time to time required to withhold. Employer shall be entitled to rely on an opinion of counsel as to the amount or requirement of any such withholding.


                                   10(c)b-11

              (vi) MISCELLANEOUS. No provision of this Agreement may be amended, waived or discharged unless such Amendment, waiver or discharge is agreed to in writing and duly executed by Executive and Employer or its successor in interest. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, whether written or oral, between the parties with respect thereto; no agreements or representations, oral or otherwise, express or implied, have been made by either party with respect to the subject matter hereof. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Wisconsin.

              (vii) VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

              (viii) COUNTERPARTS. This Agreement may be executed in several counterparts, all of which together will constitute one and the same instrument.

              (ix) HEADINGS. Headings contained in this Agreement are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

              (x) EFFECTIVE DATE. The effective date of this Agreement shall be the date indicated in the first paragraph of this Agreement, notwithstanding the actual date of execution by any party.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

                                    EXECUTIVE

                                     James C. Mroczkowski            (SEAL)
                                    ---------------------------------
                                    James C. Mroczkowski



                                    MERCHANTS AND MANUFACTURERS
                                    BANCORPORATION, INC.

                                    By:  Michael J. Murry
                                       ------------------------------
                                    Title: Chairman CEO
                                          ---------------------------


                                    10(c)b-12

                                                                  EXHIBIT 10(c)c


                         EXECUTIVE EMPLOYMENT AGREEMENT

         THIS AGREEMENT is made as of the 2 day of January, 1996, between MERCHANTS AND MANUFACTURERS BANCORPORATION, INC. (the "Employer"), a Wisconsin corporation, its successors and assigns, and JOHN KRAWCZYK (the "Executive").

                                    RECITALS

         WHEREAS, Executive is a valued, long-term employee, whose experience in the industry and continued employment in the position of Executive Vice President and Chief Operating Officer will benefit the Employer in the future; and

         WHEREAS, Employer desires to provide for management continuity and stability and for the continued services of Executive.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below:

         1. EMPLOYMENT. Employer shall continue to employ Executive, and Executive shall continue to serve, on the terms and conditions set forth herein for the period provided in Section 2.

         2. TERM OF EMPLOYMENT. The period of Executive's employment under this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of thirty-six (36) calendar months thereafter. Commencing on the first anniversary date of this Agreement, and continuing at each anniversary date thereafter, the Agreement shall renew for an additional 12 months such that the remaining term shall be thirty-six (36) months unless written notice is provided by either party at least sixty (60) days prior to any such anniversary date, that the Agreement shall terminate at the end of twenty-four (24) months following such anniversary date. Prior to the renewal or non-renewal of the Agreement, the Board of Directors or the Executive Personnel/Compensation Committee will conduct a performance evaluation of the Executive for the purpose of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board or Executive Personnel/Compensation Committee meeting. The term of employment under this Agreement, as in effect from time to time, shall be referred to as the "Employment Term."

         3. POSITION AND DUTIES. Subject to Section 5(iv)(b), Executive shall serve Employer or any of Employer's affiliates as an Executive Officer. As such, he is presently serving in the capacity of Executive Vice President and Chief Operating Officer of Employer ("Corporate


                                    10(c)c-l

Position"). Executive shall provide such management services as are customarily performed by persons serving in similar capacities at other bank holding companies or their affiliates, and perform such other duties as may be appropriate to his position and as may be from time to time determined by Employer's Board of Directors to be necessary to its operations and in accordance with its bylaws. During the Employment Term the Board of Directors may modify Executive's duties and responsibilities consistent with continued executive status; provided, however, there shall be no material change in Executive's status nor any material increase or decrease in duties and responsibilities except as agreed to in writing by Executive. It is agreed that Employer shall have the right to transfer Executive to any home office or branch office of Employer or any of Employer's affiliates, provided that such home office or branch office is or was operated by Employer or any of Employer's affiliates prior to a change in control as defined herein. During the Employment Term, Executive shall devote substantially all his working time and efforts to the business and affairs of the Employer and shall not engage in any activity which is competitive with or adverse to the business of the Employer or any of its affiliates whether done as a partner, director, officer, employee, shareholder of or consultant or advisor to any other business.

         4. COMPENSATION. As compensation for services provided pursuant to this Agreement, Executive shall receive the compensation and other benefits set forth below:

              (i) BASE SALARY. During the Employment Term, Executive shall receive an annual base salary ("Base Salary") in such amount as may from time to time be approved by the Board or the Executive Personnel/Compensation Committee. The Base Salary in effect as of the Commencement Date shall be $79,404. Such amount shall be subject to review and to annual adjustment by the Board or the Executive Personnel/Compensation Committee in accordance with Employer's normal personnel practices and, once established at a specified annual rate (including the initial rate), Executive's Base Salary shall not thereafter be reduced without his consent except pursuant to subsection 5(v)(c) of this Agreement. No increase in Base Salary or other compensation shall limit or reduce any other obligation of Employer. Executive's Base Salary and other compensation shall be paid in accordance with Employer's regular payroll practices. Review and adjustment of Executive's Base Salary shall be done on a basis comparable to, and applied uniformly with, that utilized for other executives of Employer and/or its affiliates.

              (ii) BONUS PAYMENTS. In addition to Base Salary, Executive shall be entitled, during the Employment Term, to participate in and receive payments from all bonus and other incentive compensation plans as in effect from time to time on the same basis as other executive officers of Employer.

              (iii) OTHER BENEFITS. During the Employment Term, Employer shall provide to Executive, in addition to Base Salary, such other benefits of employment (or, with Executive's consent, equivalent benefits) as are made generally available to executive officers serving in comparable positions at Employer or its affiliates. Such benefits shall include participation in any group health, life, disability, or similar insurance program and in any pension, profit-sharing, deferred compensation, 401(k) or other similar retirement program provided. Executive shall also have the right to participate, on the same basis as

                                    10(c)c-2
         other executives of Employer, in any stock purchase, stock option or stock appreciation rights plans, or other stock-based program made available to such executive officers.

              Executive shall be entitled to vacation, sick time, personal days and other perquisites in the same manner and to the same extent as provided other executives of Employer.

              Nothing contained herein shall be construed as granting Executive the right to continue in any benefit plan or program, or to receive any other perquisite of employment, provided under this section 4(iii) (except to the extent Executive had previously earned or otherwise accumulated vested rights therein) following a valid and lawful termination or discontinuance of such plan, program or perquisite.

         5. TERMINATION. This Agreement may be terminated, subject to payment of the compensation and other benefits described below, upon occurrence of any of the events described herein. The date on which Executive ceases to be employed under this Agreement, after giving effect to the period of time specified in any notice requirement, is referred to as the "Termination Date."

              (i) DEATH; DISABILITY; RETIREMENT. This Agreement shall terminate upon the death, disability or retirement of Executive. As used in this Agreement, "disability" means Executive's inability, as the result of physical or mental incapacity, to substantially perform his duties for a period of 180 consecutive days. If the Executive and Employer cannot agree as to the existence of a disability, the determination shall be made by a qualified independent physician acceptable to both parties or, alternatively, by a physician designated by the president of the medical society for the county in which Executive resides. The costs of any such medical examination shall be borne by Employer. If Executive is terminated due to disability, he shall be paid 100% of his Base Salary at the rate in effect at the time notice of termination is given for one year, and thereafter an annual amount equal to 75% of such Base Salary for the remaining portion of the Employment Term, such amounts to be paid in substantially equal monthly installments and offset by any monthly payments actually received by Executive from: (a) any disability plans or disability insurance programs provided by Employer, and (b) any governmental social security or workers compensation program.

              As used in this Agreement, the term "retirement" shall mean Executive's retirement in accordance with and pursuant to any generally applicable retirement plan of Employer or in accordance with any retirement arrangement established for Executive with his consent.

              If termination occurs as a result of death, disability or retirement, no additional compensation shall be payable to Executive under this Agreement except as specifically provided herein. Notwithstanding anything to the contrary contained herein, Executive shall receive all compensation and other benefits to which he was entitled under Section 4 and the plans and programs provided therein, through the Termination Date and, in addition, shall receive or continue to receive for the remaining portion of the Employment

                                    10(c)c-3

         Term all other benefits available to him under any applicable group health, life, disability or similar insurance program as in effect on the date of death, disability or retirement.

              If, following termination by reason of disability and prior to the expiration of the then remaining balance of the Employment Term, Executive becomes able to resume his duties, he shall be reinstated to his Corporate Position or, if such position has been filled, to a position as nearly comparable as possible From the date of reinstatement and for the balance of the Employment Term, Executive shall be obligated to perform all duties and responsibilities, and entitled to receive all compensation and other benefits, as provided in this Agreement.

              (ii) CAUSE. Employer may terminate Executive's employment under this Agreement for cause at any time, and thereafter Employer shall have no further obligation under this Agreement. Notwithstanding anything to the contrary contained herein, Executive shall receive all compensation and other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided therein, by reason of employment through the Termination Date.

              For purposes of this Agreement, "Cause" shall mean:

                     (a) A failure by Executive to substantially perform his
              duties (other than failure resulting from incapacity) after a written demand by the Board, which demand identifies, with reasonable specificity, the manner in which the Board believes Executive has not substantially performed, and Executive's failure to cure within a reasonable period of time after his receipt of the notice;

                     (b) A criminal conviction of or plea of nolo contendere by
              Executive for any act involving dishonesty, breach of trust or a violation of the banking or savings and loan laws of the State of Wisconsin or the United States;

                     (c) A criminal conviction of or plea of nolo contendere by
              Executive for the commission of any felony;

                     (d) A breach of fiduciary duty by Executive involving
              personal profit;

                     (e) A willful violation of any law, rule or order by
              Executive (other than traffic violations or similar offenses); or

                     (f) Incompetence, personal dishonesty or material breach of any provision of this Agreement or any willful misconduct by Executive.

              For purposes of this subsection 5(ii), no act, or failure to act, on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that the action or omission was in the best interest of Employer.

                                    10(c)c-4

              (iii) VOLUNTARY TERMINATION BY EXECUTIVE. Executive may voluntarily terminate employment at any time by giving at least ninety
         (90) days' prior written notice to Employer. In such event, Employer shall have no further obligation hereunder, except that Executive shall receive all compensation and other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided therein, by reason of his employment through the Termination Date.

              (iv)   TERMINATION BY EXECUTIVE AFTER CHANGE IN CONTROL.

                     (a) For purposes of this Agreement, a "change in control"
              shall be deemed to have occurred if any "individual, entity or group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities representing 25% or more of the voting power of the securities of Employer or any of Employer's affiliates or becomes the owner of all or substantially all of the assets of Employer or any of Employer's affiliates or if the shareholders of Employer or any affiliate of Employer approve a reorganization, merger or consolidation of Employer or any affiliates of Employer. "Change in control" shall not refer to or include any transaction involving only entities affiliated directly or indirectly with Employer.

                     (b) Executive may, at any time within twelve (12) months
              following a "change in control," terminate his employment under this Agreement by giving at least ninety (90) days' prior written notice to Employer.

              (v) TERMINATION BY EXECUTIVE "FOR CAUSE." Executive may terminate his employment under this Agreement by giving at least ninety
         (90) days' prior written notice to Employer at any time after the occurrence of any of the following without Executive's express written consent:

                     (a) Executive is assigned to positions, duties or
              responsibilities that are substantially less significant than the positions, duties and responsibilities provided herein;

                     (b) Executive is removed from or Employer fails to reelect
              Executive to his Corporate Position, except in connection with termination of Executive's employment for cause, disability or retirement, or in connection with suspension or termination by or pursuant to regulatory action;

                     (c) Executive's Base Salary is reduced other than as the
              result of a program applied on a proportionately equivalent basis to all executives of Employer and its affiliates; or any other failure by Employer to comply with Section 4(i);

                     (d) Executive is transferred without his consent to a
              location other than a home office or branch office of Employer or any of Employer's affiliates which

                                    10(c)c-5
              office is or was operated by Employer or any of Employer's affiliates prior to a change in control as defined herein.

              (vi)   SUSPENSION OR TERMINATION REQUIRED BY THE FDIC.

                     (a) If Executive is suspended and/or temporarily prohibited from participating in the conduct of Employer's or any of Employer's affiliates' affairs by a notice served under Section 8(e)(3), or Section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. S1818(e)(3) and (g)(1) ), respectively), Employer's obligations under the Agreement shall be suspended as of the date of service of the notice unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Employer shall:
              (1) pay Executive all of the compensation withheld while its obligations under this Agreement were suspended; and (2) reinstate any of its obligations which were suspended.

                     (b) If Executive is removed and/or permanently prohibited
              from participating in the conduct of Employer's or any of Employer's affiliates' affairs by an order issued under Section 8(e)(4) or Section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. S1818(e)(4) and (g)(1) ), respectively, the obligations of Employer under the Agreement shall terminate as of the effective date of the order, but earned or otherwise vested rights of Executive to compensation and to any benefits under Section 4 shall not be affected.

                     (c) If Employer or any of Employer's affiliates is in
              default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under the Agreement shall terminate as of the date of default, but this Subsection 5(vi)(c) shall not affect any vested rights of Executive, including the right to receive the compensation and benefits set forth in
              Section 5(vii) or 5(viii) of this Agreement.

                     (d) All obligations under the Agreement may be terminated
              except to the extent determined that continuation of the contract is necessary to operation of Employer or any of its affiliates at the time the Federal Deposit Insurance Corporation ("FDIC") enters into an agreement to provide assistance to or on behalf of Employer or any of Employer's affiliates under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or when Employer or any of its affiliates is determined by any appropriate bank regulatory agency to be in an unsafe or unsound condition. Any rights of the parties that have been already earned or otherwise vested, however, shall not be affected by such action, including the right of the Executive to receive the compensation and benefits set forth in Section 5(vii) or 5(viii) of this Agreement.

              (vii) BENEFITS UPON OTHER TERMINATION BY EMPLOYER OR UPON TERMINATION BY EXECUTIVE FOLLOWING A "CHANGE IN CONTROL." If this Agreement is terminated by Employer other than for death, disability or retirement under Section 5(i) and other than for "cause" under Section 5(ii) or other than by regulatory action under Section 5(vi), or if Executive terminates this Agreement following a "change in control" pursuant to Section


                                    10(c)c-6

         5(iv)(b), then following the Termination Date Executive shall be entitled to the benefits described in Section 5(viii).

              (viii) BENEFITS UPON TERMINATION BY EXECUTIVE "FOR CAUSE." If this Agreement is terminated by Executive pursuant to Section 5(v), then, following the Termination Date;

                     (a) In lieu of any further salary payments, Executive shall receive severance payments equal to the sum of the Base Salary in effect on the Termination Date plus cash bonus for the year prior to termination times the number of years of the remaining Employment Term, payable in the amount and at the times provided in Sections 4(i) and (ii). If termination follows a "change in control" under Section 5(iv)(b), Executive may elect to receive the payments specified in the immediately preceding sentence in a lump sum without any discount, provided that the amount of such severance payments may not exceed the limitations established in
              Section 6.

                     (b) In addition to the retirement benefits to which
              Executive is entitled under tax qualified retirement plans maintained by Employer (hereinafter collectively referred to as "Plan"), Executive shall receive as additional severance benefits a retirement benefit under this Agreement, which (except as provided below) shall be determined in accordance with, and paid under this Agreement in the form and at the times provided in, the Plan. Such benefits shall be determined as though Executive were fully vested under the Plan and had accumulated (after termination of this Agreement) the additional years of service and benefit credits under the Plan that he would have received had he continued employment with Employer for the balance of the Employment Term at the highest annual rate of Base Salary in effect during the twelve (12) months immediately preceding the Termination Date. Such Base Salary, plus the average of Executive's cash bonuses, if any, for the past four years, shall be deemed to represent the compensation received by Executive during each such additional year for purposes of determining additional retirement benefits under this Subsection 5(viii).

                     (c) In addition to other amounts payable to Executive under this Section 5(viii), Executive shall be entitled to receive all other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided therein by reason of employment through the Termination Date, together with the continuation, without cost to Executive, of other benefits under Section 4(iii) for the remaining unexpired Employment Term, all subject to the limitations set forth in
              Section 6 below.

              (ix) SUSPENSION BY EMPLOYER. Employer in its sole discretion shall have the right to temporarily suspend Executive from participating in the conduct of the Employer's or Employer's affiliates' affairs. If Executive is suspended or temporarily prohibited from participating in the conduct of Employer's or Employer's affiliates' business, Employer shall pay Executive all compensation and provide all benefits pursuant to Section 4 of this Agreement during the period of such suspension.


                                    10(c)c-7

         6. LIMITATIONS ON CHANGE IN CONTROL COMPENSATION. In the event severance benefits under Subsection 5(vii) or 5(viii), or any other payments or benefits received or to be received by Executive from Employer (whether payable pursuant to the terms of this Agreement, any other plan, agreement or arrangement with Employer or any corporation ("Affiliate") affiliated with Employer within the meaning of Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code") ), constitute, in the opinion of tax counsel selected by Employer's independent auditors and acceptable to Executive, "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and the present value of such "parachute payments" equals or exceeds three times the average of the annual compensation payable to Executive by Employer (or an Affiliate) and includible in Executive's gross income for federal income tax purposes for the five (5) calendar years preceding the year in which a change in ownership occurred ("Base Amount"), such Severance Benefits shall be reduced to an amount the present value of which (when combined with the present value of any other payments otherwise received or to be received by Executive from Employer (or an Affiliate) that are deemed "parachute payments") is equal to
2.99 times the Base Amount, notwithstanding any other provision to the contrary in this Agreement. The Severance Benefits shall not be reduced if (i) Executive shall have effectively waived his receipt or enjoyment of any such payment or benefit which triggered the applicability of this Section 6, or (ii) in the opinion of tax counsel, the Severance Benefits (in their full amount or as partially reduced, as the case may be) plus all other payments or benefits which constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Code are reasonable compensation for services actually rendered, within the meaning of Section 280G(b)(4) of the Code, and such payments are deductible by Employer. The Base Amount shall include every type and form of compensation includible in Executive's gross income in respect of his employment by Employer (or an Affiliate), except to the extent otherwise provided in temporary or final regulations promulgated under Section 280G(b) of the Code. For purposes of this
Section 6, a "change in ownership or control" shall have the meaning set forth in Section 280G(b) of the Code and any temporary or final regulations promulgated thereunder. The present value of any non-cash benefit or any deferred cash payment shall be determined by Employer's independent auditors in accordance with the principles of Section 280G of the Code.

         Executive shall have the right to request that Employer obtain a ruling from the Internal Revenue Service ("Service") as to whether any or all payments or benefits determined by such tax counsel are, in the view of the Service, "parachute payments" under Section 280G. If a ruling is sought pursuant to Executive's request, no Severance Benefits payable under this Agreement in excess of the Section 280G limitation shall be made to Executive until after fifteen (15) days from the date of such ruling; however, Severance Benefits shall continue to be paid during this time up to the amount of that limitation. For purposes of this Section 6, Executive and Employer agree to be bound by the Service's ruling as to whether payments constitute "parachute payments" under Section 280G. If the Service declines, for any reason, to provide the ruling requested, the tax counsel's opinion provided with respect to what payments or benefits constitute "parachute payments" shall control, and the period during which the Severance Benefits may be deferred shall be extended to a date fifteen (15) days from the date of the Service's notice indicating that no ruling will be forthcoming.

         In the event that Section 280G, or any successor statute, is repealed, this Section 6 shall cease to be effective on the effective date of such repeal. The parties to this Agreement recognize


                                    10(c)c-8
that final regulations under Section 280G of the Code may affect the amounts that may be paid under this Agreement and agree that, upon issuance of such final regulations, this Agreement may be modified as in good faith deemed necessary in light of the provisions of such regulations to achieve the purposes of this Agreement, and that consent to such modifications shall not be unreasonably withheld.

         7.   GENERAL-PROVISIONS.

              (i)    SUCCESSORS; BINDING AGREEMENT.

                     (a) Employer will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to substantially all of the business and/or assets of Employer ("Successor Organization") to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Employer would have been required to perform if no such succession had taken place. If such succession is the result of a "change in control" as defined herein, such assumption shall specifically preserve to Executive, for the then remaining term of this Agreement, the same rights and remedies (recognizing them as being available and applicable as the result of the "change in control" effectuating said succession) provided under this Agreement upon a "change in control".

                     As used in this Agreement, Employer shall mean Merchants
              and Manufacturers Bancorporation, Inc. and any successor to its business and/or assets which becomes bound by the terms and provisions of this Agreement by operation of this Agreement or by law. Failure of Employer to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Executive to compensation from Employer in the same amount and on the same terms as he would be entitled to under this Agreement if he terminated his employment under Section 5(v). For purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Termination Date.

                     (b) No right or interest to or in any payments or benefits under this Agreement shall be assignable or transferable in any respect by the Executive, nor shall any such payment, right or interest be subject to seizure, attachment or creditor's process for payment of any debts, judgments, or obligations of Executive.

                     (c) Any rights and obligations of Employer under this
              Agreement may be assigned or transferred by Employer to any of its affiliates prior to a change in control as defined in this Agreement,

                     (d) This Agreement shall be binding upon and inure to the
              benefit of and be enforceable by Executive and his heirs, beneficiaries and personal representatives and Employer and any successor organization or assignee of Employer.


                                    10(c)c-9

              (ii) NON-COMPETITION/CONFIDENTIALITY PROVISIONS. Executive acknowledges that the development of personal contacts and relationships is an essential element of Employer's and Employer's affiliates' business, that Employer has invested considerable time and money in his development of such contacts and relationships, that Employer and its affiliates could suffer irreparable harm if he were to leave Employer's employment and solicit the business of customers of Employer or Employer's affiliates and that it is reasonable to protect Employer against competitive activities by Executive. Executive covenants and agrees, in recognition of the foregoing and in consideration of the mutual promises contained herein, that in the event of a voluntary termination of employment by Executive pursuant to
         Section 5(iii), Executive shall not accept employment with any Significant Competitor of Employer or of any of Employer's affiliates for a period of twelve (12) months following such termination. In the event Executive is terminated by Employer, under Section 5(vii) other than following a change in control, Executive shall not accept employment with any Significant Competitor of Employer or of any of Employer's affiliates for the lesser of (a) the remaining term of the agreement, or (b) a period of twelve (12) months following such termination. For purposes of this Agreement, the term "Significant Competitor" means any financial institution including, not limited to, any commercial bank, savings bank, savings and loan association, credit union, or mortgage banking corporation which, at the time of termination of Executive's employment with or during the period of this covenant not to compete, has a home, branch or other office within a three (3) mile radius of any office operated or maintained by Employer or any of Employer's affiliates prior to a change in control as defined in this Agreement.

              Executive agrees that the non-competition provisions set forth herein are necessary for the protection of Employer and its affiliates and are reasonably limited as to (a) the scope of activities affected,
         (b) their duration and geographic scope, and (c) their effect on Executive and the public. In the event Executive violates the non-competition provisions set forth herein, Employer shall be entitled, in addition to its other legal remedies, to enjoin the employment of Executive with any Significant Competitor for the period set forth herein. If Executive violates this covenant and Employer brings legal action for injunctive or other relief, Employer shall not, as a result of the time involved in obtaining such relief, be deprived of the benefit of the full period of the restrictive covenant. Accordingly, the covenant shall be deemed to have the duration specified herein, computed from the date relief is granted, but reduced by any period between commencement of the period and the date of the first violation.

              Executive acknowledges that as a result of his employment with Employer or its affiliates Executive has access to confidential information concerning Employer's business, customers and services. Executive agrees that during the Employment Term and for a period of one(l) year following termination of employment, he will not, directly or indirectly, use, disclose or divulge to any person, agency, firm, corporation or other entity any confidential or proprietary information, including, without limitation, customer lists, reports, files, records or information of any kind pertaining to the business of Employer or any of its affiliates which Executive acquires or has access to during the Employment Term. Executive agrees that if he violates the covenants under this section, Employer shall be entitled to an accounting and repayments of all profits, compensation, commissions and

                                    10(c)c-10
         other remuneration or benefits which the Executive has realized or may realize as the result of or in connection with any such violation. Executive further agrees that money damages may be difficult to ascertain in case of a breach of this covenant, and Executive therefore agrees that Employer or its affiliates shall be entitled to injunctive relief in addition to any other remedy to which Employer or its affiliates may be entitled.

              (iii) NOTICE. All notices and other communications provided for in this Agreement shall be in writing and shall be deemed duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

                           If to the Employer:

                           Merchants and Manufacturers Bancorporation, Inc. 573 West Lincoln Avenue
                           Milwaukee, WI 53207

                            Attention: Board of Directors

                           If to the Executive:

                           John Krawczyk
                           10332 West Upham Avenue
                           Hales Corners. WI 53130

         or to such other address as either party may have furnished to the other in writing in accordance herewith.

              (iv) EXPENSES. If legal proceedings are necessary to enforce or interpret this Agreement, or to recover damages for breach, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements of such proceedings, in addition to any other relief to which such prevailing party may be entitled. Notwithstanding the foregoing, in the event of legal proceedings to enforce or interpret this Agreement following a change in control, Executive shall be entitled to recover from Employer: (a) reasonable attorneys, fees, costs and disbursements if Executive is the prevailing party; or (b) reasonable attorneys' fees, costs and disbursements of up to $7,500 incurred in such proceedings regardless of whether Executive is the prevailing party. Recovery of attorneys' fees and costs following a "change in control" shall be in addition to any other relief to which Executive is entitled.

              (v) WITHHOLDING. Employer shall be entitled to withhold from amounts to be paid to Executive under this Agreement any federal, state, or local withholding or other taxes or charges which it is from time to time required to withhold. Employer shall be entitled to rely on an opinion of counsel as to the amount or requirement of any such withholding.


                                   10(c)c-11

              (vi) MISCELLANEOUS. No provision of this Agreement may be amended, waived or discharged unless such Amendment, waiver or discharge is agreed to in writing and duly executed by Executive and Employer or its successor in interest. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, whether written or oral, between the parties with respect thereto; no agreements or representations, oral or otherwise, express or implied, have been made by either party with respect to the subject matter hereof. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Wisconsin.

              (vii) VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

              (viii) COUNTERPARTS. This Agreement may be executed in several counterparts, all of which together will constitute one and the same instrument.

              (ix) HEADINGS. Headings contained in this Agreement are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

              (x) EFFECTIVE DATE. The effective date of this Agreement shall be the date indicated in the first paragraph of this Agreement, notwithstanding the actual date of execution by any party.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

                                     EXECUTIVE

                                     John Krawczyk                   (SEAL)
                                     -------------------------------------
                                     John Krawczyk



                                     MERCHANTS AND MANUFACTURERS
                                     BANCORPORATION, INC.

                                     By:         Michael J. Murry
                                        ----------------------------------------
                                     Title: Chairman CEO
                                           -------------------------------------


                                   10(c)c-12

                         EXECUTIVE EMPLOYMENT AGREEMENT

         THIS AGREEMENT is made as of the 2nd day of April, 1993, between Lincoln Savings Bank, S.A. (the "Bank"), a Wisconsin-chartered savings association, its successors and assigns, and Robert J. Blonski (the "Executive").

                                    RECITALS

         WHEREAS, Executive is a valued, long-term, employee, whose experience in the industry and continued employment in the position of President and CEO, will benefit the Bank in the future; and

         WHEREAS, effective as of the date of this Agreement, the Bank will convert from a Wisconsin-chartered mutual savings and loan association to a Wisconsin-chartered stock savings institution and concurrently issue all of its capital stock to be outstanding to Merchants and Manufacturers' Bancorporation ("MMB"), a Wisconsin corporation registered under the Bank Holding Company Act of 1956, as amended, with the Bank thereby becoming a wholly-owned subsidiary of MMB (the above-described transactions being collectively referred to as the "Conversion");

         WHEREAS, the parties desire to enter into this Agreement to provide terms and conditions for continued employment relationship between Executive and Bank following the Conversion;

         WHEREAS, the Bank's Board of Directors (hereinafter the "Board") has approved and authorized the Bank to enter into this Agreement with Executive.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below:

         1. Employment. The Bank shall continue to employ Executive, and Executive shall continue to serve, on the terms and conditions set forth herein for the period provided in Section 2.

         2. Term of Employment. This period of Executive's employment under this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of thirty-six (36) full calendar months thereafter. Commencing on the first anniversary date of this Agreement, and continuing at each anniversary date thereafter, the Agreement shall renew for an additional year such that the remaining terms shall be three (3) years unless written notice is provided by either party at least



                                    10(c)d-1
ten (10) days and not more than twenty (20) days prior to any such anniversary date, that the Agreement shall terminate at the end of twenty-four (24) months following such anniversary date. Prior to the renewal or non-renewal of the Agreement, the Board of Directors will conduct a formal performance evaluation of the Executive for the purpose of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting. The term of employment under this Agreement, as in effect from time to time, shall be referred to as the "Employment Term".

         3. Position and Duties. Subject to Section 5(iv)(b), Executive shall serve the Bank as an Executive Officer in the capacity of President and CEO ("Corporate Position"). As such, Executive shall be responsible for establishment of long term Bank goals and strategies, the integration of the Bank's operations with those of MMB and serving as an ongoing liaison between the Bank and MMB, oversight of the Bank's general operation and management level personnel decisions and provide such other management services as are customarily performed by persons serving in similar capacities at other banks and savings and loan associations, and perform such other duties as my be appropriate to his position and as may be from time to time determined by the Bank's Board of Directors to be necessary to its operations and in accordance with its bylaws. During the Employment Term the Board of Directors may modify Executive's duties and responsibilities consistent with continued executive status; provided, however, there shall be no material change in Executive's status nor any material increase or decrease in duties and responsibilities following a "change in control", except as agreed to in writing by Executive. During the term of this Agreement, Executive shall devote substantially all his working time and efforts to the business and affairs of the Bank and shall not engage in any activity which is competitive with or adverse to the business of the Bank whether done as a partner, director, officer, employee, shareholder of or consultant or advisor to any other business.

         4. Compensation. As compensation for services provided pursuant to this Agreement, Executive shall receive the compensation and other benefits set forth below:

              (i) Base Salary. During the Employment Term, Executive shall receive an annual base salary ("Base Salary") in such amount as may from time to time be approved by the Board. The Base Salary in effect as of the Commencement Date shall be $114,000. Such amount shall be subject to review and to annual adjustment by the Board in accordance with the Bank's normal personnel practices and, once established at a specified annual rate (including the initial rate) Executive's Base Salary shall not thereafter be reduced without his consent except pursuant to subsection 5(v)(c) of this Agreement. No increase in Base Salary or other compensa-


                                    10(c)d-2
tion shall limit or reduce any other obligation of the Bank. Executive's Base Salary and other compensation shall be paid in accordance with the Bank's regular payroll practices. Review and adjustment of Executive's Base Salary shall be done on a basis comparable to, and applied uniformly with, that utilized for other executives of MMB and/or its subsidiaries and shall incorporate the then current MMB evaluation form (copy of current form attached hereto as Exhibit A).

              (ii) Bonus Payments. In addition to Base Salary, Executive shall be entitled, during the Employment Term, to participate in and receive payments from all bonus and other incentive compensation plans as in effect from time to time, on the same basis as other Bank executive officers or as other comparably placed executives of MMB and/or its subsidiaries. It is intended that the bonus and incentive plans (other than the Management Recognition Plan referenced below) available to Executives shall be the same as or comparable to those available to executives of MMB and/or its subsidiaries.

              (iii) Other Benefits. During the Employment Term, the Bank shall provide to Executive, in addition to Base Salary, such other benefits of employment (or, with Executive's consent, equivalent benefits) as are made generally available to executive officers serving in comparable positions at MMB or in other MMB unit banks. Such benefits shall include participation in any group health, life, disability, or similar insurance program and in any pension, profit-sharing, deferred compensation, 401(k) or other similar retirement program provided. Executive's benefits under MMB qualified retirement plans shall be calculated to include vesting service credit for service with the Bank both before and after its affiliation with MMB. Executive shall also have the right to participate, on the same basis as other MMB and MMB unit executives in any stock purchase, stock option or stock appreciation rights plans, or other stock based program made available to such executive officers and shall also participate in the Lincoln Savings Bank S.A. Management Recognition Plan ("MRP") established solely for management of the Bank.

              Executive shall be entitled to vacation, sick time, personal days and other perquisites in the same manner and to the same extent as provided other MMB and MMB unit executives and to use of an automobile provided by the Bank consistent with the policy for MMB and MMB unit executives.

              Nothing contained herein shall be construed as granting Executive the right to continue in any benefit plan or program, or to receive any other perquisite of employment, provided under this section 4(iii) (except to the extent Executive had previously earned or otherwise accumulated vested rights therein) following a

                                    10(c)d-3
valid and lawful termination or discontinuance of such plan, program or perquisite.

              On the date of this Agreement, Executive shall be granted stock options pursuant to the Qualified Stock Option Plan maintained by MMB to purchase up to 3,000 shares of common stock of MMB, $1.00 par value, ("MMB Common Stock") at 100% of the market value of such shares on the date of grant. Executive shall also receive an MRP grant of MMB Common Stock equal to .75% of the total shares of stock sold in the conversion as purchased by the MRP in the Conversion or thereafter.

              5. Termination. This Agreement may be terminated, subject to payment of the compensation and other benefits described below, upon occurrence of any of the events described herein. The date on which Executive ceases to be employed under this Agreement, after giving effect to the period of time specified in any notice requirement, is referred to as the "Termination Date".

              (i) Death; Disability; Retirement. This Agreement shall terminate upon the death, disability or retirement of Executive. As used in this Agreement, "disability" means Executive's inability, as the result of physical or mental incapacity, to substantially perform his duties for a period of 180 consecutive days. If the Executive and Bank cannot agree as to existence of a disability the determination shall be made by a qualified independent physician acceptable to both parties or, alternatively, by a physician designated by the president of the medical society for the county in which Executive resides. The costs of any such medical examination shall be borne by the Bank. If Executive is terminated due to disability, he shall be paid 100% of his Base Salary at the rate in effect at the time notice of termination is given for one year, and thereafter an annual amount equal to 75% of such Base Salary for the remaining portion of the Employment Term, such amounts to be paid in substantially equal monthly installments and offset by any monthly payments actually received by Executive from: (a) any disability plans or disability insurance programs provided by the Bank and/or (b) any governmental social security or workers compensation program.

              As used in this Agreement, the term "retirement" shall mean Executive's retirement in accordance with and pursuant to any generally applicable retirement plan of the Bank or MMB or in accordance with any retirement arrangement established for Executive with his consent.

              If termination occurs as a result of death, disability or retirement, no additional compensation shall be payable to Executive under this Agreement except as specifically provided herein. Notwithstanding anything to the contrary contained herein,

                                    10(c)d-4

Executive shall receive all compensation and other benefits to which he was entitled under Section 4 and the plans and programs provided therein, through the Termination Date and, in addition, shall receive or continue to receive for the remaining portion of the Employment Term all other benefits available to him under any applicable group health, life, disability or similar insurance program as in effect on the date of death, disability or retirement.

              If, following termination by reason of disability and prior to the expiration of the then remaining balance of the Employment Term, Executive becomes able to resume his duties, he shall be reinstated to his Corporate Position or, if such position has been filled, to a position as nearly comparable as possible. From the date of reinstatement and for the balance of the Employment Term, Executive shall be obligated to perform all duties and responsibilities, and entitled to receive all compensation and other benefits, as provided in this Agreement.

              (ii) Cause. The Bank may terminate Executive's employment under this Agreement for cause at any time, and thereafter Bank shall have no further obligation under this Agreement. Notwithstanding anything to the contrary contained herein, Executive shall receive all compensation and other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided therein, by reason of employment through the Termination Date.

              For purposes of this Agreement, "Cause" shall mean:

              (a) A failure by Executive to substantially perform his duties (other than failure resulting from incapacity) after a written demand by the Board, which demand identifies, with reasonable specificity, the manner in which the Board believes Executive has not substantially performed, and Executive's failure to cure within a reasonable period of time after his receipt of the notice;

              (b) A criminal conviction of or plea of nolo contendere by Executive for any act involving dishonesty, breach of trust or a violation of the banking or savings and loan laws of the State of Wisconsin or the United States;

              (c) A criminal conviction of or plea of nolo contendere by Executive for the commission of any felony;

              (d) A breach of fiduciary duty by Executive involving personal profit;


                                    10(c)d-5

              (e) A willful violation of any law, rule, or order by Executive (other than traffic violations or similar offenses); or

              (f) Incompetence, personal dishonesty or material breach of any provision of this Agreement or any willful misconduct by Executive.

              For purposes of this Subsection (5)(ii), no act, or failure to act, on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Bank.

             (iii) Voluntary Termination by Executive. Executive may voluntarily terminate employment at any time by giving at least ninety (90) days' prior written notice to the Bank. In such event, the Bank shall have no further obligation hereunder, except that Executive shall receive all compensation and other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided therein, by reason of his employment through the Termination Date.

             (iv)    Termination by Executive After Change in Control.

             (a) For purposes of this Agreement, a "change in control" shall mean and include: (I) any transaction or series of transactions subject to the Change in Bank Control Act (12 U.S.C. Section 1817(j)), as amended, in which any person, acting directly, or indirectly, through or in concert with one or more other persons, acquires control of the Bank; (II) any transaction or series of transactions subject to Subsection (e) of the Savings and Loan Holding Company Act (12 U.S.C. Section 1467a(e)), as amended, in which any savings and loan holding company directly or indirectly, or through one or more subsidiaries acquires control of the Bank or of a holding company which controls the Bank;
(III) any transaction or series of transactions subject to the Bank Merger Act (12 U.S.C. Sections 215a and 1828(c)), as amended, in which the surviving bank or association is controlled by a person or entity other than the holding company that controlled the Bank immediately prior to the consummation of said transaction or series of transactions; and (IV) any sale by MMB of more than half of the assets of the Bank upon approval of less than an eighty percent (80%) or greater vote by the MMB Board. "Change in control" shall not refer to or include any subsequent transaction involving only entities controlled directly or indirectly by MMB, except to the extent that such transaction by Bank occurs within four (4) years of the Commencement Date and was approved by less than an eighty percent (80%) or greater vote of the MMB Board of Directors.

                                    10(c)d-6

              (b) Executive may, at any time within twelve (12) months following a "change in control", terminate his employment under this Agreement by giving at least ninety (90) days' prior written notice to the Bank.

              (v) Termination by Executive "For Cause." Executive may terminate his employment under this Agreement by giving at least ninety (90) days' prior written notice to the Bank at any time after the occurrence of any of the following without Executive's express written consent:

              (a) Executive is assigned to positions, duties or responsibilities that are substantially less significant than the positions, duties and responsibilities provided herein;

              (b) Executive is removed from or the Bank fails to reelect Executive to his Corporate Position, except in connection with termination of Executive's employment for cause, disability or retirement;

              (c) Executive's Base Salary is reduced other than as the result of a program applied on a proportionately equivalent basis to all executives of the Bank; or any other failure by the Bank to comply with Section 4(i);

              (d) Executive is transferred without his consent to a location other than the current home office of the Bank; or

         (vi) Suspension or Termination Required by the FDIC or OTS.

              (a) If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3), or Section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. Section 1818(e)(3) and (g)(1), respectively), the Bank's obligations under the Agreement shall be suspended as of the date of service of the notice unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall: (I) pay Executive all of the compensation withheld while its obligations under this Agreement were suspended; and (II) reinstate any of its obligations which were suspended.

                                    10(c)d-7

              (b) If Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or Section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. Section 1818(e)(4) and (g)(1), respectively, the obligations of the Bank under the Agreement shall terminate as of the effective date of the order, but earned or otherwise vested rights of Executive to compensation and to any benefits under Section 4 shall not be affected.

              (c) If the Bank is in default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under the Agreement shall terminate as of the date of default, but this Subsection 5(vi)(c) shall not affect any vested rights of Executive, including the right to receive the compensation and benefits set forth in Section 5(vii) or 5(viii) of this Agreement.

              (d) All obligations under the Agreement may be terminated, except to the extent determined that continuation of the contract is necessary to operation of the Bank: (I) by the Director of the Office of Thrift Supervision ("OTS"), or his or her designee, at the time the Federal Deposit Insurance Corporation ("FDIC") or the Resolution Trust Corporation ("RTC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or (II) by the Director of the OTS, or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition. Any rights of the parties that have been already earned or otherwise vested, however, shall not be affected by such action, including the right of the Executive to receive the compensation and benefits set forth in Section 5(vii) or 5(viii) of this Agreement.

              (e) In the event that 12 C.F.R. Section 563.39, or any successor regulation, is repealed, this Section 5(vi) shall cease to be effective on the effective date of such repeal. In the event that 12 C.F.R. Section 563.39, or any successor regulation, is amended or modified, this Agreement shall be revised to reflect the amended or modified provisions if:


                                    10(c)d-8

                     (I) the amended or modified provision is required to be included in this Agreement; or (II) if not so required, Executive requests that the Agreement be so revised.

              (vii) Benefits Upon Other Termination by the Bank or Upon Termination by Executive Following a "Change in Control." If this Agreement is terminated by the Bank other than for death, disability or retirement under
Section 5(i) and other than for "cause" under Section 5(ii), or if Executive terminates this Agreement following a "change in control" pursuant to Section 5(iv)(b), then following the Termination Date Executive shall be entitled to the benefits described in Section 5(viii).

              (viii) Benefits Upon Termination by Executive "For Cause." If this Agreement is terminated by Executive pursuant to Section 5(v), then, following the Termination Date:

              (a) In lieu of any further salary payments, Executive shall receive severance payments equal to the lesser of (1) base salary plus cash bonuses for the year prior to termination, plus payment of base salary plus cash bonuses for the remaining term of the Employment Contract or (2) three times the Executive's base salary plus cash bonuses for the year prior to termination, payable in the amount and at the times provided in Section 4(i) and (ii). If termination follows a "change in control" under Section 5(iv)(b), Executive may elect to receive the payments specified in
                     (1) or (2) above, in a lump sum, provided that the amount of such severance payments may not exceed the limitations established in Section 6.

              (b) In addition to the retirement benefits to which Executive is entitled under tax qualified retirement plans maintained by the Bank (hereinafter collectively referred to as "Plan"), Executive shall receive as additional severance benefits a retirement benefit under this Agreement, which (except as provided below) shall be determined in accordance with, and paid under this Agreement in the form and at the times provided in, the Plan. Such benefits shall be determined as if Executive were fully vested under the Plan and had accumulated (after termination of this Agreement) the additional years of service and benefit credits under the Plan that he would have received had he continued employment with the Bank for the balance of the Employment Term at the highest annual rate


                                    10(c)d-9
                     of Base Salary in effect during the twelve (12) months immediately preceding the Termination Date. Such Base Salary, plus the average of Executive's cash bonuses, if any, for the past four years, shall be deemed to represent the compensation received by Executive during each such additional year for purposes of determining additional retirement benefits under this Subsection 5(viii).

              (c) In addition to other amounts payable to Executive under this Section 5(viii), Executive shall be entitled to receive all other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided therein by reason of employment through the Termination Date, together with the continuation, without cost to Executive, of other benefits under Section 4(iii) for the remaining unexpired Employment Term, all subject to the limitations set forth in Section 6 below.

              6. Limitations on Change in Control Compensation. In the event severance benefits under Subsection 5(vii) or 5(viii), or any other payments or benefits received or to be received by Executive from the Bank (whether payable pursuant to the terms of this Agreement, any other plan, agreement or arrangement with the Bank or any corporation ("Affiliate") affiliated with the Bank within the meaning of Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code") ) constitute, in the opinion of tax counsel selected by the Bank's independent auditors and acceptable to Executive, "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and the present value of such "parachute payments" equals or exceeds three times the average of the annual compensation payable to Executive by the Bank's (or an Affiliate) and includible in Executive's gross income for federal income tax purposes for the five (5) calendar years preceding the year in which a change in ownership or control of the Bank occurred ("Base Amount"), such Severance Benefits shall be reduced to an amount the present value of which (when combined with the present value or any other payments or benefits otherwise received or to be received by Executive from the Bank (or an Affiliate) that are deemed "parachute payments") is equal to 2.99 times the Base Amount, notwithstanding any other provision to the contrary in this Agreement. The Severance Benefits shall not be reduced if
(i) Executive shall have effectively waived his receipt or enjoyment of any such payment or benefit which triggered the applicability of this Section 6, or (ii) in the opinion of tax counsel, the Severance Benefits (in their full amount or as partially reduced, as the case may be) plus all other payments or benefits which constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Code are



                                   10(c)d-10
reasonable compensation for services actually rendered, within the meaning of
Section 280G (b)(4) of the Code, and such payments are deductible by the Bank. The Base Amount shall include every type and form of compensation includible in Executive's gross income in respect of his employment by the Bank (or an Affiliate), except to the extent otherwise provided in temporary or final regulations promulgated under Section 280G(b) of the Code. For purposes of this
Section 6, a "change in ownership or control" shall have the meaning set forth in Section 280G(b) of the Code and any temporary or final regulations promulgated thereunder. The present value of any non-cash benefit or any deferred cash payment shall be determined by the Bank's independent auditors in accordance with the principles of Section 280G of the Code.

              Executive shall have the right to request that the Bank obtain a ruling from the Internal Revenue Service ("Service") as to whether any or all payments or benefits determined by such tax counsel are, in the view of the Service, "parachute payments" under Section 280G. If a ruling is sought pursuant to Executive's request, no Severance Benefits payable under this Agreement in excess of the Section 280G limitation shall be made to executive until after fifteen (15) days from the date of such ruling, however Severance Benefits shall continue to be paid during this time up to the amount of that limitation. For purposes of this Section 6, Executive and the Bank agree to be bound by the Service's ruling as to whether payments constitute "parachute payments" under
Section 280G. If the Service declines, for any reason, to provide the ruling requested, the tax counsel's opinion provided with respect to what payments or benefits constitute "parachute payments" shall control, and the period during which the Severance Benefits may be deferred shall be extended to a date fifteen
(15) days from the date of the Service's notice indicating that no ruling would be forthcoming.

              In the event that Section 280G, or any successor statute, is repealed, this Section 6 shall cease to be effective on the effective date of such repeal. The parties to this Agreement recognize that final regulations under Section 280G of the Code may affect the amounts that may be paid under this Agreement and agree that, upon issuance of such final regulations this Agreement may be modified as in good faith deemed necessary in light of the provisions of such regulations to achieve the purposes of this Agreement, and that consent to such modifications shall not be unreasonably withheld.



                                    10(c)d-11

             7.      General Provisions.

                     (i)    Successors; Binding Agreement.

                     (a) The Bank will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to substantially all of the business and/or assets of the Bank ("successor organization") to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would have been required to perform if no such succession had taken place. If such succession is the result of a "change in control" as defined herein, such assumption shall specifically preserve to Executive, for the then remaining term of this Agreement, the same rights and remedies (recognizing them as being available and applicable as the result of the "change in control" effectuating said succession) provided under this Agreement upon a "change in control".

                            As used in this Agreement "Bank" shall mean the Bank as hereinbefore defined and any successor to its business and/or assets as aforesaid which becomes bound by the terms and provisions of this agreement by operation of this Agreement or law. Failure of the Bank to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Executive to compensation from the Bank in the same amount and on the same terms as he would be entitled to under this Agreement if he terminated his employment under
                            Section 5(v). For purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Termination Date.

                     (b) No right or interest to or in any payments or benefits under this Agreement shall be assignable or transferable in any respect by the Executive, nor shall any such payment, right or interest be subject to seizure, attachment or creditor's process for payment of any debts, judgments, or obligations of Executive.

                                    10(c)d-12

                     (c) This Agreement shall be binding upon and inure to the benefit of and be enforceable by Executive and his heirs, beneficiaries and personal representatives and the Bank and any successor organization.

              (ii) Non-competition Provision. Executive acknowledges that the development of personal contacts and relationships is an essential element of the savings and loan business, that Bank has invested considerable time and money in his development of such contacts and relationships, that Bank, and its affiliates included on the consolidated federal income tax return filed by Bank's parent holding company in which Bank is included ("affiliates"), could suffer irreparable harm if he were to leave Bank's employment and solicit the business of customers of Bank and/or Affiliates, and that it is reasonable to protect Bank and its Affiliates against competitive activities by Executive. Executive covenants and agrees, in recognition of the foregoing and in consideration of the mutual promises contained herein, that in the event of a voluntary termination of employment by Executive pursuant to Section 5(iii), Executive shall not accept employment with any Significant Competitor of Bank or of any of Bank's Affiliates for a period of twelve (12) months following such termination. In the event Executive is terminated by the Bank, under Section 5(vii) other than following a change in control, Executive shall not accept employment with any Significant Competitor of the Bank, or of any of the Bank's affiliates, for the lesser of (i) the remaining term of the Agreement, or (ii) a period of twelve (12) months, following such termination. For purposes of this Agreement, the term "Significant Competitor" means any financial institution including, but not limited to, any commercial bank, savings bank, savings and loan association, credit union, or mortgage banking corporation which, at the time of termination of Executive's employment with Bank, or during the period of this covenant not to compete, has a home, branch or other office within a three (3) mile radius of any office of the Bank or of MMB or any MMB unit.

              Executive agrees that the non-competition provisions set forth herein are necessary for the protection of the Bank and its Affiliates and are reasonably limited as to (a) the scope of activities affected, (b) their duration and geographic scope, and (c) their effect on Executive and the public. In the event Executive violates the non-competition provisions set forth herein, the Bank shall be entitled, in addition to its other legal remedies, to enjoin the employment of Executive with any Significant Competitor for the period set forth herein. If Executive violates this covenant and the Bank brings legal action for injunctive or other relief, the Bank shall not, as a result of the time involved in obtaining such relief, be deprived of the benefit of the full period of the restrictive covenant. Accordingly, the covenant


                                    10(c)d-13
shall be deemed to have the duration specified herein, computed from the date relief is granted, but reduced by any period between commencement of the period and the date of the first violation.

              (iii) Notice. All notices and other communications provided for in this Agreement shall be in writing and shall be deemed duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

                         If to the Bank:

                         c/o Merchants & Manufacturers' Bancorporation 6170 West Loomis Road
                         Greendale, WI 53129


                         Attention:    President

                         If to the Executive:

                         Mr. Robert J. Blonski
                         President & CEO
                         Lincoln Savings Bank, S.A.
                         3131 South 13th Street
                         Milwaukee, WI 53215

or to such other address as either party may have furnished to the other in writing in accordance herewith.

              (iv) Expenses. If legal proceedings are necessary to enforce or interpret this Agreement, or to recover damages for breach, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements of such proceedings, in addition to any other relief to which such prevailing party may be entitled. Notwithstanding the foregoing, in the event of legal proceedings to enforce or interpret this Agreement following a change in control, Executive shall be entitled to recover from the Bank: (a) reasonable attorneys' fees, costs and disbursements if Executive is the prevailing party; or (b) reasonable attorneys' fees, costs and disbursements of up to $7,500 incurred in such proceedings regardless of whether Executive is the prevailing party. Recovery of attorneys' fees and costs following a "change in control" shall be in addition to any other relief to which Executive is entitled.

              (v) Withholding. The Bank shall be entitled to withhold from amounts to be paid to Executive under this Agreement any federal, state, or local withholding or other taxes or charges which it is from time to time required to withhold. The Bank shall

                                   10(c)d-14
be entitled to rely on an opinion of counsel as to the amount or requirement of any such withholding.

              (vi) Miscellaneous. No provision of this Agreement may be amended, waived or discharged unless such Amendment, waiver or discharge is agreed to in writing and duly executed by Executive and the Bank or its successor in interest. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof; no agreements or representations, oral or otherwise, express or implied, have been made by either party respect to the subject matter hereof. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Wisconsin.

              (vii) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

              (viii) Counterparts. This Agreement may be executed in several counterparts, all of which together will constitute one and the same instrument.

              (ix) Headings. Headings contained in this Agreement are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

              (x) Effective Date. The effective date of this Agreement shall be the date indicated in the first paragraph of this Agreement, notwithstanding the actual date of execution by any party.

              IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

                                        EXECUTIVE

                                         Robert J. Blonski                (SEAL)
                                        ----------------------------------
                                        Title:  President
                                              ----------------------------------


                                        LINCOLN SAVINGS BANK,  S.A.

                                        By: John Krawczyk
                                           -------------------------------------
                                        Title:  Exec VP
                                              ----------------------------------


                                    10(c)d-15

                  ASSIGNMENT OF EXECUTIVE EMPLOYMENT AGREEMENT



         Lincoln Community Bank, f/k/a Lincoln Savings Bank, herein referred to as assignor, a Wisconsin corporation organized and existing under the laws of the State of Wisconsin, with its principal office located at 3131 South 13 Street, Milwaukee, WI, for value received hereby assigns, orders, and transfers to M&M Services, Inc. a corporation organized and existing under the laws of the State of Wisconsin, with its principal office located at 6170 Industrial Court, Greendale, WI, all the rights, title, and interest of assignor in and to the Executive Employment Agreement made as of January 2, 1996, between Assignor and Robert J. Blonski, said Executive Employment Agreement is incorporated in this assignment by reference.

         The assignment shall be binding on and inure to the benefit of the parties to this assignment and their successors and assigns.



                      [Signatures Begin on the Next Page]


                                   10(c)d-16

         IN WITNESS WHEREOF, Lincoln Community Bank, f/k/a Lincoln Savings Bank, has caused this assignment to be executed at Milwaukee WI, this 15th day of April, 1997.

                                           LINCOLN COMMUNITY BANK

                                           By: James Sass
                                              ----------------------------------
                                               James Sass, Chairman of the Board

                                           Attest: Dolores M. Wellman
                                                  ------------------------------
                                               Dolores M. Wellman, Secretary

                                   ACCEPTANCE

M&M Services, Inc., assignees, named in the above assignment, accepts the above Executive Employment Agreement by assignment and agrees to each and all of the covenants and conditions in such Executive Employment Agreement.


                                          M&M SERVICES, INC


Dated:   April 15, 1997                   By: Michael J. Murry
                                             -----------------------------------
                                             Michael J. Murry, Chairman of Board

                                          Attest Edmund P. Glembocki
                                                --------------------------------
                                             Edmund P. Glembocki, Secretary

                              CONSENT OF EXECUTIVE

         Robert J. Blonski, the named Executive in the above Executive Employment Agreement hereby consents to the above assignment and acknowledges the validity of the assignment under the terms and conditions of the Executive Employment Agreement.


Dated: April 15, 1997                     Robert J. Blonski
                                          --------------------------------------
                                          Robert J. Blonski



                                    10(c)d-17

                                                                  Exhibit 10(c)e

                         EXECUTIVE EMPLOYMENT AGREEMENT

         THIS AGREEMENT is made as of the 2nd day of April, 1993, between Lincoln Savings Bank, S.A. (the "Bank"), a Wisconsin-chartered savings association, its successors and assigns, and Gregory B. Stengel (the "Executive").

                                    RECITALS

         WHEREAS, Executive is a valued, long-term, employee, whose experience in the industry and continued employment in the position of Vice President, Controller, will benefit the Bank in the future; and

         WHEREAS, effective as of the date of this Agreement, the Bank will convert from a Wisconsin-chartered mutual savings and loan association to a Wisconsin-chartered stock savings institution and concurrently issue all of its capital stock to be outstanding to Merchants and Manufacturers' Bancorporation ("MMB"), a Wisconsin corporation registered under the Bank Holding Company Act of 1956, as amended, with the Bank thereby becoming a wholly-owned subsidiary of MMB (the above-described transactions being collectively referred to as the "Conversion");

         WHEREAS, the parties desire to enter into this Agreement to provide terms and conditions for continued employment relationship between Executive and Bank following the Conversion;

         WHEREAS, the Bank's Board of Directors (hereinafter the "Board") has approved and authorized the Bank to enter into this Agreement with Executive.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below:

         1. Employment. The Bank shall continue to employ Executive, and Executive shall continue to serve, on the terms and conditions set forth herein for the period provided in Section 2.

         2. Term of Employment. The period of Executive's employment under this Agreement shall be deemed to have commenced as of the date set forth above (the "Commencement Date") and shall continue for a period of thirty-six (36) full calendar months thereafter. Commencing on the first anniversary date of this Agreement, and continuing at each anniversary date thereafter, the Agreement shall renew for an additional year such that the remaining term shall be three (3) years unless written notice is provided



                                    10(c)e-1
by either party at least ten (10) days and not more than twenty (20) days prior to any such anniversary date, that the Agreement shall terminate at the end of twenty-four (24) months following such anniversary date. Prior to the renewal or non-renewal of the Agreement, the Board of Directors of the Bank ("Board") will conduct a formal performance evaluation of the Executive for the purpose of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting. The term of employment under this Agreement, as in effect from time to time, shall be referred to as the "Employment Term".

         3. Position and Duties. Subject to Section 5(iv)(b), Executive shall serve the Bank as an Executive Officer in the capacity of Vice President, Controller ("Corporate Position"). As such, Executive shall be responsible for management of the Bank's liquidity investment and mortgage backed securities portfolios, recommendations with respect to maintenance of the Bank's interest rate sensitivity position, general budgeting decisions and provide such other management services as are customarily performed by persons serving in similar capacities at other banks and savings and loan associations, and perform such other duties as my be appropriate to his position and as may be from time to time determined by the Bank's Board of Directors to be necessary to its operations and in accordance with its bylaws. During the Employment Term the Board of Directors may modify Executive's duties and responsibilities consistent with continued executive status; provided, however, there shall be no material change in Executive's status nor any material increase or decrease in duties and responsibilities following a "change in control", except as agreed to in writing by Executive. During the term of this Agreement, Executive shall devote substantially all his working time and efforts to the business and affairs of the Bank and shall not engage in any activity which is competitive with or adverse to the business of the Bank whether done as a partner, director, officer, employee, shareholder of or consultant or advisor to any other business.

         4. Compensation. As compensation for services provided pursuant to this Agreement, Executive shall receive the compensation and other benefits set forth below:

              (i) Base Salary. During the Employment Term, Executive shall receive an annual base salary ("Base Salary") in such amount as may from time to time be approved by the Board. The Base Salary in effect as of the Commencement Date shall be $48,000. Such amount shall be subject to review and to annual adjustment by the Board in accordance with the Bank's normal personnel practices and, once established at a specified annual rate (including the initial rate) Executive's Base Salary shall not thereafter be reduced without his consent except pursuant to subsection 5(v)(c) of this Agreement. No increase in Base Salary or other

                                    10(c)e-2
compensation shall limit or reduce any other obligation of the Bank. Executive's Base Salary and other compensation shall be paid in accordance with the Bank's regular payroll practices. Review and adjustment of Executive's Base Salary shall be done on a basis comparable to, and applied uniformly with, that utilized for other executives of MMB and/or its subsidiaries and shall incorporate the then current MMB evaluation form (copy of current form attached hereto as Exhibit A).

              (ii) Bonus Payments. In addition to Base Salary, Executive shall be entitled, during the Employment Term, to participate in and receive payments from all bonus and other incentive compensation plans as in effect from time to time, on the same basis as other Bank executive officers or as other comparably placed executives of MMB and/or its subsidiaries. It is intended that the bonus and incentive plans (other than the Management Recognition Plan referenced below) available to Executives shall be the same as or comparable to those available to executives of MMB and/or its subsidiaries.

              (iii) Other Benefits. During the Employment Term, the Bank shall provide to Executive, in addition to Base Salary, such other benefits of employment (or, with Executive's consent, equivalent benefits) as are made generally available to executive officers serving in comparable positions at MMB or in other MMB unit banks. Such benefits shall include participation in any group health, life, disability, or similar insurance program and in any pension, profit-sharing, deferred compensation, 401(k) or other similar retirement program provided. Executive's benefits under MMB qualified retirement plans shall be calculated to include vesting service credit for service with the Bank both before and after its affiliation with MMB. Executive shall also have the right to participate, on the same basis as other MMB and MMB unit executives in any stock purchase, stock option or stock appreciation rights plans, or other stock based program made available to such executive officers and shall also participate in the Lincoln Savings Bank S.A. Management Recognition Plan
("MRP") established solely for management of the Bank.

              Executive shall be entitled to vacation, sick time, personal days and other perquisites in the same manner and to the sam extent as provided other MMB and MMB unit executives.

              Nothing contained herein shall be construed as granting Executive the right to continue in any benefit plan or program, or to receive any other perquisite of employment, provided under this section 4(iii) (except to the extent Executive had previously earned or otherwise accumulated vested rights therein) following a valid and lawful termination or discontinuance of such plan, program or perquisite.


                                    10(c)e-3

              Executive shall receive an MRP grant of MMB Common Stock equal to .3% of the total shares of stock sold in the conversion as purchased by the MRP in the Conversion or thereafter.

              5. Termination. This Agreement may be terminated, subject to payment of the compensation and other benefits described below, upon occurrence of any of the events described herein. The date on which Executive ceases to be employed under this Agreement, after giving effect to the period of time specified in any notice requirement, is referred to as the "Termination Date".

              (i) Death; Disability; Retirement. This Agreement shall terminate upon the death, disability or retirement of Executive. As used in this Agreement, "disability" means Executive's inability, as the result of physical or mental incapacity, to substantially perform his duties for a period of 180 consecutive days. if the Executive and Bank cannot agree as to existence of a disability the determination shall be made by a qualified independent physician acceptable to both parties or, alternatively, by a physician designated by the president of the medical society for the county in which Executive resides. The costs of any such medical examination shall be borne by the Bank. If Executive is terminated due to disability, he shall be paid 100% of his Base Salary at the rate in effect at the time notice of termination is given for one year, and thereafter an annual amount equal to 75% of such Base Salary for the remaining portion of the Employment Term, such amounts to be paid in substantially equal monthly installments and offset by any monthly payments actually received by Executive from: (a) any disability plans or disability insurance programs provided by the Bank and/or (b) any governmental social security or workers compensation program.

              As used in this Agreement, the term "retirement" shall mean Executive's retirement in accordance with and pursuant to any generally applicable retirement plan of the Bank or MMB or in accordance with any retirement arrangement established for Executive with his consent.

              If termination occurs as a result of death, disability or retirement, no additional compensation shall be payable to Executive under this Agreement except as specifically provided herein. Notwithstanding anything to the contrary contained herein, Executive shall receive all compensation and other benefits to which he was entitled under Section 4 and the plans and programs provided therein, through the Termination Date and, in addition, shall receive or continue to receive for the remaining portion of the Employment Term all other benefits available to him under any applicable group health, life, disability or similar insurance program as in effect on the date of death, disability or retirement.

                                    10(c)e-4

         If, following termination by reason of disability and prior to the expiration of the then remaining balance of the Employment Term, Executive becomes able to resume his duties, he shall be reinstated to his Corporate Position or, if such position has been filled, to a position as nearly comparable as possible. From the date of reinstatement and for the balance of the Employment Term, Executive shall be obligated to perform all duties and responsibilities, and entitled to receive all compensation and other benefits, as provided in this Agreement.

         (ii) Cause. The Bank may terminate Executive's employment under this Agreement for cause at any time, and thereafter Bank shall have no further obligation under this Agreement. Notwithstanding anything to the contrary contained herein, Executive shall receive all compensation and other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided therein, by reason of employment through the Termination Date.

         For purposes of this Agreement, "Cause" shall mean:

         (a) A failure by Executive to substantially perform his duties (other than failure resulting from incapacity) after a written demand by the Board, which demand identifies, with reasonable specificity, the manner in which the Board believes Executive has not substantially performed, and Executive's failure to cure within a reasonable period of time after his receipt of the notice;

         (b) A criminal conviction of or plea of nolo contendere by Executive for any act involving dishonesty, breach of trust or a violation of the banking or savings and loan laws of the State of Wisconsin or the United States;

         (c) A criminal conviction of or plea of nolo contendere by Executive for the commission of any felony;

         (d)  A breach of fiduciary duty by Executive involving personal profit;

         (e) A willful violation of any law, rule, or order by Executive (other than traffic violations or similar offenses); or

         (f) Incompetence, personal dishonesty or material breach of any provision of this Agreement or any willful misconduct by Executive.

                                    10(c)e-5

            For purposes of this Subsection (5)(ii), no act, or failure to act, on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Bank.

         (iii) Voluntary Termination by Executive. Executive may voluntarily terminate employment at any time by giving at least ninety (90) days' prior written notice to the Bank. In such event, the Bank shall have no further obligation hereunder, except that Executive shall receive all compensation and other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided therein, by reason of his employment through the Termination Date.

         (iv) Termination by Executive After Change in Control.

         (a) For purposes of this Agreement, a "change in control" shall mean and include: (I) any transaction or series of transactions subject to the Change in Bank Control Act (12 U.S.C. Section 1817(j)), as amended, in which any person, acting directly, or indirectly, through or in concert with one or more other persons, acquires control of the Bank; (II) any transaction or series of transactions subject to Subsection (e) of the Savings and Loan Holding Company Act (12 U.S.C. Section 1467a(e)), as amended, in which any savings and loan holding company directly or indirectly, or through one or more subsidiaries acquires control of the Bank or of a holding company which controls the Bank;
(III) any transaction or series of transactions subject to the Bank Merger Act (12 U.S.C. Sections 215a and 1828(c)), as amended, in which the surviving bank or association is controlled by a person or entity other than the holding company that controlled the Bank immediately prior to the consummation of said transaction or series of transactions; and (IV) any sale by MMB of more than half of the assets of the Bank upon approval of less than an eighty percent (80%) or greater vote by the MMB Board. "Change in control" shall not refer to or include any subsequent transaction involving only entities controlled directly or indirectly by MMB, except to the extent that such transaction by Bank occurs within four (4) years of the Commencement Date and was approved by less than an eighty percent (80%) or greater vote of the MMB Board of Directors.

         (b) Executive may, at any time within twelve (12) months following a "change in control", terminate his employment under this Agreement by giving at least ninety (90) days' prior written notice to the Bank.

         (v) Termination by Executive "For Cause." Executive may terminate his employment under this Agreement by giving at least ninety (90) days' prior written notice to the Bank at any time

                                    10(c)e-6
after the occurrence of any of the following without Executive's express written consent:

         (a) Executive is assigned to positions, duties or responsibilities that are substantially less significant than the positions, duties and responsibilities provided herein;

         (b) Executive is removed from or the Bank fails to reelect Executive to his Corporate Position, except in connection with termination of Executive's employment for cause, disability or retirement;

         (c) Executive's Base Salary is reduced other than as the result of a program applied on a proportionately equivalent basis to all executives of the Bank; or any other failure by the Bank to comply with Section 4(i);

    (vi) Suspension or Termination Required by the FDIC or OTS.

         (a) If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3), or Section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. Section 1818(e)(3) and (g)(1), respectively), the Bank's obligations under the Agreement shall be suspended as of the date of service of the notice unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall: (I) pay Executive all of the compensation withheld while its obligations under this Agreement were suspended; and (II) reinstate any of its obligations which were suspended.

         (b) If Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or Section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. Section 1818(e)(4) and (g)(1), respectively, the obligations of the Bank under the Agreement shall terminate as of the effective date of the order, but earned or otherwise vested rights of Executive to compensation and to any benefits under Section 4 shall not be affected.

         (c) If the Bank is in default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under the Agreement shall terminate as

                                    10(c)e-7
              of the date of default, but this Subsection 5(vi)(c) shall not affect any vested rights of Executive, including the right to receive the compensation and benefits set forth in Section 5(vii) or 5(viii) of this Agreement.

         (d) All obligations under the Agreement may be terminated, except to the extent determined that continuation of the Contract is necessary to operation of the Bank: (I) by the Director of the Office of Thrift Supervision ("OTS"), or his or her designee, at the time the Federal Deposit Insurance Corporation ("FDIC") or the Resolution Trust Corporation ("RTC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or (II) by the Director of the OTS, or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition. Any rights of the parties that have been already earned or otherwise vested, however, shall not be affected by such action, including the right of the Executive to receive the compensation and benefits set forth in Section 5(vii) or 5(viii) of this Agreement.

         (e) In the event that 12 C.F.R. ss 563.39, or any successor regulation, is repealed, this Section 5(vi) shall cease to be effective on the effective date of such repeal. In the event that 12 C.F.R. ss 563.39, or any successor regulation, is amended or modified, this Agreement shall be revised to reflect the amended or modified provisions if: (I) the amended or modified provision is required to be included in this Agreement; or (II) if not so required, Executive requests that the Agreement be so revised.

        (vii) Benefits Upon Other Termination by the Bank or Upon Termination by Executive Following a "Change in Control." If this Agreement is terminated by the Bank other than for death, disability or retirement under Section 5(i) and other than for "cause" under Section 5(ii), or if Executive terminates this Agreement following a "change in control" pursuant to Section 5(iv)(b), then following the Termination Date Executive shall be entitled to the benefits described in Section 5(viii).

                                    10(c)e-8

       (viii) Benefits Upon Termination by Executive "For Cause." If this Agreement is terminated by Executive pursuant to Section 5(v), then, following the Termination Date:

         (a) In lieu of any further salary payments, Executive shall receive severance payments equal to the lesser of (1) base salary plus cash bonuses for the year prior to termination, plus payment of base salary plus cash bonuses for the remaining term of the Employment Contract or (2) three times the Executive's base salary plus cash bonuses for the year prior to termination, payable in the amount and at the times provided in Section 4(i) and (ii). If termination follows a "change in control" under Section 5(iv)(b), Executive may elect to receive the payments specified in (1) or
              (2) above, in a lump sum, provided that the amount of such severance payments may not exceed the limitations established in
              Section 6.

         (b) In addition to the retirement benefits to which Executive is entitled under tax qualified retirement plans maintained by the Bank (hereinafter collectively referred to as "Plan"), Executive shall receive as additional severance benefits a retirement benefit under this Agreement, which (except as provided below) shall be determined in accordance with, and paid under this Agreement in the form and at the times provided in, the Plan. Such benefits shall be determined as if Executive were fully vested under the Plan and had accumulated (after termination of this Agreement) the additional years of service and benefit credits under the Plan that he would have received had he continued employment with the Bank for the balance of the Employment Term at the highest annual rate of Base Salary in effect during the twelve
              (12) months immediately preceding the Termination Date. Such Base Salary, plus the average of Executive's cash bonuses, if any, for the past four years, shall be deemed to represent the compensation received by Executive during each such additional year for purposes of determining additional retirement benefits under this Subsection 5(viii).

         (c)  In addition to other amounts payable to Executive under this
              Section 5(viii), Executive shall be entitled to receive all other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided

                                    10(c)e-9
              therein by reason of employment through the Termination Date, together with the continuation, without cost to Executive, of other benefits under Section 4(iii) for the remaining unexpired Employment Term, all subject to the limitations set forth in
              Section 6 below.

         6. Limitations on Change in Control Compensation. In the event severance benefits under Subsection 5(vii) or 5(viii) or any other payments or benefits received or to be received by Executive from the Bank (whether payable pursuant to the terms of this Agreement, any other plan, agreement or arrangement with the Bank or any corporation ("Affiliate") affiliated with the Bank within the meaning of Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code")) constitute, in the opinion of tax counsel selected by the Bank's independent auditors and acceptable to Executive, "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and the present value of such "parachute payments" equals or exceeds three times the average of the annual compensation payable to Executive by the Bank's (or an Affiliate) and includible in Executive's gross income for federal income tax purposes for the five (5) calendar years preceding the year in which a change in ownership or control of the Bank occurred ("Base Amount"), such Severance Benefits shall be reduced to an amount the present value of which (when combined with the present value or any other payments or benefits otherwise received or to be received by Executive from the Bank (or an Affiliate) that are deemed "parachute payments") is equal to 2.99 times the Base Amount, notwithstanding any other provision to the contrary in this Agreement. The Severance Benefits shall not be reduced if
(i) Executive shall have effectively waived his receipt or enjoyment of any such payment or benefit which triggered the applicability of this Section 6, or (ii) in the opinion of tax counsel, the Severance Benefits (in their full amount or as partially reduced, as the case may be) plus all other payments or benefits which constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Code are reasonable compensation for services actually rendered, within the meaning of Section 280G(b)(4) of the Code, and such payments are deductible by the Bank. The Base Amount shall include every type and form of compensation includible in Executive's gross income in respect of his employment by the Bank (or an Affiliate), except to the extent otherwise provided in temporary or final regulations promulgated under Section 280G(b) of the Code. For purposes of this
Section 6, a "change in ownership or control" shall have the meaning set forth in Section 280G(b) of the Code and any temporary or final regulations promulgated thereunder. The present value of any non-cash benefit or any deferred cash payment shall be determined by the Bank's independent auditors in accordance with the principles of Section 280G of the Code.

                                   10(c)e-10

         Executive shall have the right to request that the Bank obtain a ruling from the Internal Revenue Service ("Service") as to whether any or all payments or benefits determined by such tax counsel are, in the view of the Service, "parachute payments" under Section 280G. If a ruling is sought pursuant to Executive's request, no Severance Benefits payable under this Agreement in excess of the Section 28OG limitation shall be made to executive until after fifteen (15) days from the date of such ruling, however Severance Benefits shall continue to be paid during this time up to the amount of that limitation. For purposes of this Section 6, Executive and the Bank agree to be bound by the Service's ruling as to whether payments constitute "parachute payments" under
Section 280G. If the Service declines, for any reason, to provide the ruling requested, the tax counsel's opinion provided with respect to what payments or benefits constitute "parachute payments" shall control, and the period during which the Severance Benefits may be deferred shall be extended to a date fifteen
(15) days from the date of the Service's notice indicating that no ruling would be forthcoming.

         In the event that Section 280G, or any successor statute, is repealed, this Section 6 shall cease to be effective on the effective date of such repeal. The parties to this Agreement recognize that final regulations under Section 28OG of the Code may affect the amounts that may be paid under this Agreement and agree that, upon issuance of such final regulations this Agreement may be modified as in good faith deemed necessary in light of the provisions of such regulations to achieve the purposes of this Agreement, and that consent to such modifications shall not be unreasonably withheld.

         7.   General Provisions.

              (i)  Successors; Binding Agreement.

              (a) The Bank will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to substantially all of the business and/or assets of the Bank ("successor organization") to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would have been required to perform if no such succession had taken place. If such succession is the result of a "change in control" as defined herein, such assumption shall specifically preserve to Executive, for the then remaining term of this Agreement, the same rights and remedies (recognizing them as being available and applicable as the result

                                   10(c)e-11
                   of the "change in control" effectuating said succession) provided under this Agreement upon a "change in control".

                   As used in this Agreement "Bank" shall mean the Bank as hereinbefore defined and any successor to its business and/or assets as aforesaid which becomes bound by the terms and provisions of this agreement by operation of this Agreement or law. Failure of the Bank to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Executive to compensation from the Bank in the same amount and on the same terms as he would be entitled to under this Agreement if he terminated his employment under Section 5(v). For purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Termination Date.

              (b) No right or interest to or in any payments or benefits under this Agreement shall be assignable or transferable in any respect by the Executive, nor shall any such payment, right or interest be subject to seizure, attachment or creditor's process for payment of any debts, judgments, or obligations of Executive.

              (c) This Agreement shall be binding upon and inure to the benefit of and be enforceable by Executive and his heirs, beneficiaries and personal representatives and the Bank and any successor organization.

         (ii) Non-competition Provision. Executive acknowledges that the development of personal contacts and relationships is an essential element of the savings and loan business, that Bank has invested considerable time and money in his development of such contacts and relationships, that Bank, and its affiliates included on the consolidated federal income tax return filed by Bank's parent holding company in which Bank is included ("affiliates"), could suffer irreparable harm if he were to leave Bank's employment and solicit the business of customers of Bank and/or Affiliates, and that it is reasonable to protect Bank and its Affiliates against competitive activities by Executive. Executive covenants and agrees, in recognition of the foregoing and in consideration of he mutual promises contained herein, that in the event of a voluntary termination of employment by Executive pursuant to Section

                                   10(c)e-12

5(iii), Executive shall not accept employment with any Significant Competitor of Bank or of any of Bank's Affiliates for a period of twelve (12) months following such termination. In the event Executive is terminated by the Bank, under
Section 5(vii) other than following a change in control, Executive shall not accept employment with any Significant Competitor of the Bank, or of any of the Bank's affiliates, for the lesser of (i) the remaining term of the Agreement, or
(ii) a period of twelve (12) months, following such termination. For purposes of this Agreement, the term "Significant Competitor" means any financial institution including, but not limited to, any commercial bank, savings bank, savings and loan association, credit union, or mortgage banking corporation which, at the time of termination of Executive's employment with Bank, or during the period of this covenant not to compete, has a home, branch or other office within a three (3) mile radius of any office of the Bank or of MMB or any MMB unit.

         Executive agrees that the non-competition provisions set forth herein are necessary for the protection of the Bank and its Affiliates and are reasonably limited as to (a) the scope of activities affected, (b) their duration and geographic scope, and (c) their effect on Executive and the public. In the event Executive violates the non-competition provisions set forth herein, the Bank shall be entitled, in addition to its other legal remedies, to enjoin the employment of Executive with any Significant Competitor for the period set forth herein. If Executive violates this covenant and the Bank brings legal action for injunctive or other relief, the Bank shall not, as a result of the time involved in obtaining such relief, be deprived of the benefit of the full period of the restrictive covenant. Accordingly, the covenant shall be deemed to have the duration specified herein, computed from the date relief is granted, but reduced by any period between commencement of the period and the date of the first violation.

              (iii) Notice. All notices and other communications provided for in this Agreement shall be in writing and shall be deemed duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows;

                    If to the Bank:

                    c/o Merchants & Manufacturers' Bancorporation
                    6170 West Loomis Road
                    Greendale, WI 53129

                    Attention:   President

                                   1O(c)e-13

                    If to the Executive:

                    Gregory B. Stengel
                    Lincoln Savings Bank, S.A.
                    3131 South 13th Street
                    Milwaukee, WI 53215

or to such other address as either party may have furnished to the other in writing in accordance herewith.

              (iv) Expenses. If legal proceedings are necessary to enforce or interpret this Agreement, or to recover damages for breach, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements of such proceedings, in addition to any other relief to which such prevailing party may be entitled. Notwithstanding the foregoing, in the event of legal proceedings to enforce or interpret this Agreement following a change in control, Executive shall be entitled to recover from the Bank: (a) reasonable attorneys' fees, costs and disbursements if Executive is the prevailing party; or (b) reasonable attorneys' fees, costs and disbursements of up to $7,500 incurred in such proceedings regardless of whether Executive is the prevailing party. Recovery of attorneys' fees and costs following a "change in control" shall be in addition to any other relief to which Executive is entitled.

              (v) Withholding. The Bank shall be entitled to withhold from amounts to be paid to Executive under this Agreement any federal, state, or local withholding or other taxes or charges which it is from time to time required to withhold. The Bank shall be entitled to rely on an opinion of counsel as to the amount or requirement of any such withholding.

              (vi) Miscellaneous. No provision of this Agreement may be amended, waived or discharged unless such Amendment, waiver or discharge is agreed to in writing and duly executed by Executive and the Bank or its successor in interest. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof; no agreements or representations, oral or otherwise, express or implied, have been made by either party respect to the subject matter hereof. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Wisconsin.

              (vii) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                                   10(c)e-14

          (viii) Counterparts. This Agreement may be executed in several counterparts, all of which together will constitute one and the same instrument.

          (ix) Headings. Headings contained in this Agreement are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

          (x) Effective Date. The effective date of this Agreement shall be the date indicated in the first paragraph of this Agreement, notwithstanding the actual date of execution by any party.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

                                    EXECUTIVE



                                    /s/ Gregory B. Stengel (SEAL)
                                    -----------------------
                                    Title: VP / Controller
                                          -----------------------

                                    LINCOLN SAVINGS BANK, S.A.

                                    By: Title: Robert J. Blonski
                                       --------------------------
                                    Title: President
                                          -----------------------







                                   10(c)e-15

                  ASSIGNMENT OF EXECUTIVE EMPLOYMENT AGREEMENT

     Lincoln Savings Bank, S.A., herein referred to as assignor, a savings and loan association organized and existing under the laws of the State of Wisconsin, with its principal office located at 3131 South 13th Street, Milwaukee, Wisconsin, for value received hereby assigns, orders and transfers to Merchants and Manufacturers Bancorporation, Inc., a corporation organized and existing under the laws of the State of Wisconsin, with its principal office located at 6170 West Loomis Road, Greendale, Wisconsin, all the rights, title and interest of assignor in and to the Executive Employment Agreement made as of April 2, 1993 between Assignor and Gregory Stengel, a copy of which Executive Employment Agreement is attached to and incorporated in this assignment by reference.

     The above assignment is made pursuant to the conversion of assignor from a mutual to stock form of organization and the acquisition of the converted association by Merchants and Manufacturers Bancorporation, Inc. The assignment shall be binding on and inure to the benefit of the parties to this assignment and their successors and assigns.



                       [Signatures Begin on the Next Page]



                                    10(c)e-16

     IN WITNESS WHEREOF, Lincoln Savings Bank, S.A. has caused this assignment to be executed at Milwaukee, Wisconsin this 15th day of April, 1993.


                                        LINCOLN SAVINGS BANK, S.A.


                                        By:  /s/ Robert Blonski
                                             ---------------------------------
                                             Robert Blonski, President


                                        Attest: /s/ Mary Ann O'Bara
                                                ------------------------------
                                                Mary Ann O'Bara, Secretary

                                   ACCEPTANCE

     Merchants and Manufacturers Bancorporation, Inc., assignee, named in the above assignment, accepts the above Executive Employment Agreement by assignment and agrees to each and all of the covenants and conditions in such Executive Employment Agreement.


                                        MERCHANTS AND MANUFACTURERS
                                        BANCORPORATION, INC.

Dated: April 15, 1993                   By: /s/ Michael Murry
                                            ---------------------------------
                                           Michael Murry, Chairman of the
                                             Board of Directors
                                             Executive Officer


                                        Attest: /s/ James Mroczkowski
                                                -----------------------------
                                                James Mroczkowski, Secretary


                              CONSENT OF EXECUTIVE


     Gregory Stengel, the named Executive in the above Executive Employment Agreement hereby consents to the above assignment and acknowledges the validity of the assignment under the terms and conditions of the Executive Employment Agreement.


Dated: April 15, 1993                   /s/ Gregory Stengel
                                        -------------------------------------
                                        Gregory Stengel




                                   10(c)e-17

                                                                  EXHIBIT 10(c)f


                         EXECUTIVE EMPLOYMENT AGREEMENT

          THIS AGREEMENT is made as of the 2nd day of April, 1993, between Lincoln Savings Bank, S.A. (the "Bank") a Wisconsin-chartered savings association, its successors and assigns, and Robert V. Donaj (the "Executive").

                                    RECITALS

          WHEREAS, Executive is a valued, long-term, employee, whose experience in the industry and continued employment in the position of Senior Vice President, Director of Lending Operations, will benefit the Bank in the future; and

          WHEREAS, effective as of the date of this Agreement, the Bank will convert from a Wisconsin-chartered mutual savings and loan association to a Wisconsin-chartered stock savings institution and concurrently issue all of its capital stock to be outstanding to Merchants and Manufacturers' Bancorporation ("MMB"), a Wisconsin corporation registered under the Bank Holding Company Act of 1956, as amended, with the Bank thereby becoming a wholly-owned subsidiary of MMB (the above-described transactions being collectively referred to as the "Conversion");

          WHEREAS, the parties desire to enter into this Agreement to provide terms and conditions for continued employment relationship between Executive and Bank following the Conversion;

          WHEREAS, the Bank's Board of Directors (hereinafter the "Board") has approved and authorized the Bank to enter into this Agreement with Executive.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below:

          1. Employment. The Bank shall continue to employ Executive, and Executive shall continue to serve, on the terms and conditions set forth herein for the period provided in Section 2.

          2. Term of Employment. The period of Executive's employment under this Agreement shall be deemed to have commenced as of the date set forth above (the "Commencement Date") and shall continue for a period of thirty-six (36) full calendar months thereafter. Commencing on the first anniversary date of this Agreement, and continuing at each anniversary date thereafter, the Agreement shall renew for an additional year such that the remaining term shall be three
(3) years unless written notice is provided



                                    10(c)f-1
by either party at least ten (10) days and not more than twenty (20) days prior to any such anniversary date, that the Agreement shall terminate at the end of twenty-four (24) months following such anniversary date. Prior to the renewal or non-renewal of the Agreement, the Board of Directors of the Bank ("Board") will conduct a formal performance evaluation of the Executive for the purpose of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting. The term of employment under this Agreement, as in effect from time to time, shall be referred to as the "Employment Term".

          3. Position and Duties. Subject to Section 5(iv)(b), Executive shall serve the Bank as an Executive Officer in the capacity of Senior Vice President, Director of Lending Operations ("Corporate Position"). As such, Executive shall be responsible for establishment of the Bank's lending policies and programs, development of new loan programs, general oversight and implementation of the Bank's lending and lending related activities, and provide such other management services as are customarily performed by persons serving in similar capacities at other banks and savings and loan associations, and perform such other duties as my be appropriate to his position and as may be from time to time determined by the Bank's Board of Directors to be necessary to its operations and in accordance with its bylaws. During the Employment Term the Board of Directors may modify Executive's duties and responsibilities consistent with continued executive status; provided, however, there shall be no material change in Executive's status nor any material increase or decrease in duties and responsibilities following a "change in control", except as agreed to in writing by Executive. During the term of this Agreement, Executive shall devote substantially all his working time and efforts to the business and affairs of the Bank and shall not engage in any activity which is competitive with or adverse to the business of the Bank whether done as a partner, director, officer, employee, shareholder of or consultant or advisor to any other business.

          4. Compensation. As compensation for services provided pursuant to this Agreement, Executive shall receive the compensation and other benefits set forth below:

               (i) Base Salary. During the Employment Term, Executive shall receive an annual base salary ("Base Salary") in such amount as may from time to time be approved by the Board. The Base Salary in effect as of the Commencement Date shall be $56,500. Such amount shall be subject to review and to annual adjustment by the Board in accordance with the Bank's normal personnel practices and, once established at a specified annual rate (including the initial rate) Executive's Base Salary shall not thereafter be reduced without his consent except pursuant to subsection 5(v)(c) of this Agreement. No increase in Base Salary or other



                                    10(c)f-2
compensation shall limit or reduce any other obligation of the Bank. Executive's Base Salary and other compensation shall be paid in accordance with the Bank's regular payroll practices. Review and adjustment of Executive's Base Salary shall be done on a basis comparable to, and applied uniformly with, that utilized for other executives of MMB and/or its subsidiaries and shall incorporate the then current MMB evaluation form (copy of current form attached hereto as Exhibit A).


               (ii) Bonus Payments. In addition to Base Salary, Executive shall be entitled, during the Employment Term, to participate in and receive payments from all bonus and other incentive compensation plans as in effect from time to time, on the same basis as other Bank executive officers or as other comparably placed executives of MMB and/or its subsidiaries. It is intended that the bonus and incentive plans (other than the Management Recognition Plan referenced below) available to Executives shall be the same as or comparable to those available to executives of MMB and/or its subsidiaries.

               (iii) Other Benefits. During the Employment Term, the Bank shall provide to Executive, in addition to Base Salary, such other benefits of employment (or, with Executive's consent, equivalent benefits) as are made generally available to executive officers serving in comparable positions at MMB or in other MMB unit banks. Such benefits shall include participation in any group health, life, disability, or similar insurance program and in any pension, profit-sharing, deferred compensation, 401(k) or other similar retirement program provided. Executive's benefits under MMB qualified retirement plans shall be calculated to include vesting service credit for service with the Bank both before and after its affiliation with MMB. Executive shall also have the right to participate, on the same basis as other MMB and MMB unit executives in any stock purchase, stock option or stock appreciation rights plans, or other stock based program made available to such executive officers and shall also participate in the Lincoln Savings Bank S.A. Management Recognition Plan ("MRP") established solely for management of the Bank.

          Executive shall be entitled to vacation, sick time, personal days and other perquisites in the same manner and to the same extent as provided other MMB and MMB unit executives.

          Nothing contained herein shall be construed as granting Executive the right to continue in any benefit plan or program, or to receive any other perquisite of employment, provided under this section 4(iii) (except to the extent Executive had previously earned or otherwise accumulated vested rights therein) following a valid and lawful termination or discontinuance of such plan, program or perquisite.



                                    10(c)f-3

          On the date of this Agreement, Executive shall be granted stock options pursuant to the Qualified Stock Option Plan maintained by MMB to purchase up to 2,000 shares of common stock of MMB, $1.00 par value, ("MMB Common Stock") at 100% of the market value of such shares on the date of grant. Executive shall also receive an MRP grant of MMB Common Stock equal to .75% of the total shares of stock sold in the conversion as purchased by the MRP in the Conversion or thereafter.

          5. Termination. This Agreement may be terminated, subject to payment of the compensation and other benefits described below, upon occurrence of any of the events described herein. The date on which Executive ceases to be employed under this Agreement, after giving effect to the period of time specified in any notice requirement, is referred to as the "Termination Date".

          (i) Death, Disability; Retirement. This Agreement shall terminate upon the death, disability or retirement of Executive. As used in this Agreement, "disability" means Executive's inability, as the result of physical or mental incapacity, to substantially perform his duties for a period of 180 consecutive days. If the Executive and Bank cannot agree as to existence of a disability the determination shall be made by a qualified independent physician acceptable to both parties or, alternatively, by a physician designated by the president of the medical society for the county in which Executive resides. The costs of any such medical examination shall be borne by the Bank. If Executive is terminated due to disability, he shall be paid 100% of his Base Salary at the rate in effect at the time notice of termination is given for one year, and thereafter an annual amount equal to 75% of such Base Salary for the remaining portion of the Employment Term, such amounts to be paid in substantially equal monthly installments and offset by any monthly payments actually received by Executive from: (a) any disability plans or disability insurance programs provided by the Bank and/or (b) any governmental social security or workers compensation program.

          As used in this Agreement, the term "retirement" shall mean Executive's retirement in accordance with and pursuant to any generally applicable retirement plan of the Bank or MMB or in accordance with any retirement arrangement established for Executive with his consent.

          If termination occurs as a result of death, disability or retirement, no additional compensation shall be payable to Executive under this Agreement except as specifically provided herein. Notwithstanding anything to the contrary contained herein, Executive shall receive all compensation and other benefits to which he was entitled under Section 4 and the plans and programs provided therein, through the Termination Date and, in addition, shall



                                    10(c)f-4
receive or continue to receive for the remaining portion of the Employment Term all other benefits available to him under any applicable group health, life, disability or similar insurance program as in effect on the date of death, disability or retirement.

          If, following termination by reason of disability and prior to the expiration of the then remaining balance of the Employment Term, Executive becomes able to resume his duties, he shall be reinstated to his Corporate Position or, if such position has been filled, to a position as nearly comparable as possible. From the date of reinstatement and for the balance of the Employment Term, Executive shall be obligated to perform all duties and responsibilities, and entitled to receive all compensation and other benefits, as provided in this Agreement.

          (ii) Cause. The Bank may terminate Executive's employment under this Agreement for cause at any time, and thereafter Bank shall have no further obligation under this Agreement. Notwithstanding anything to the contrary contained herein, Executive shall receive all compensation and other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided therein, by reason of employment through the Termination Date.

          For purposes of this Agreement, "Cause" shall mean:

          (a) A failure by Executive to substantially perform his duties (other than failure resulting from incapacity) after a written demand by the Board, which demand identifies, with reasonable specificity, the manner in which the Board believes Executive has not substantially performed, and Executive's failure to cure within a reasonable period of time after his receipt of the notice;

          (b) A criminal conviction of or plea of nolo contendere by Executive for any act involving dishonesty, breach of trust or a violation of the banking or savings and loan laws of the State of Wisconsin or the United States;

          (c) A criminal conviction of or plea of nolo contendere by Executive for the commission of any felony;

          (d) A breach of fiduciary duty by Executive involving personal profit;



                                    10(c)f-5

          (e) A willful violation of any law, rule, or order by Executive (other than traffic violations or similar offenses); or

          (f) Incompetence, personal dishonesty or material breach of any provision of this Agreement or any willful misconduct by Executive.

          For purposes of this Subsection (5)(ii), no act, or failure to act, an Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Bank.

     (iii) Voluntary Termination by Executive. Executive may voluntarily terminate employment at any time by giving at least ninety (90) days' prior written notice to the Bank. In such event, the Bank shall have no further obligation hereunder, except that Executive shall receive all compensation and other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided therein, by reason of his employment through the Termination Date.

      (iv) Termination by Executive After Change in Control.

          (a) For purposes of this Agreement, a "change in control" shall mean and include: (I) any transaction or series of transactions subject to the Change in Bank Control Act (12 U.S.C. s 1817(j)), as amended, in which any person, acting directly, or indirectly, through or in concert with one or more other persons, acquires control of the Bank; (II) any transaction or series of transactions subject to Subsection (e) of the Savings and Loan Holding Company Act (12 U.S.C. ss.1467a(e)), as amended, in which any savings and loan holding company directly or indirectly, or through one or more subsidiaries acquires control of the Bank or of a holding company which controls the Bank; (III) any transaction or series of transactions subject to the Bank Merger Act (12 U.S.C. ss 215a and 1828(c)), as amended, in which the surviving bank or association is controlled by a person or entity other than the holding company that controlled the Bank immediately prior to the consummation of said transaction or series of transactions; and (IV) any sale by MMB of more than half of the assets of the Bank upon approval of less than an eighty percent (80%) or greater vote by the MMB Board. "Change in control" shall not refer to or include any subsequent transaction involving only entities controlled directly or indirectly by MMB, except to the extent that such transaction by Bank occurs within four
(4) years of the Commencement Date and was approved by less than an eighty percent (80%) or greater vote of the MMB Board of Directors.



                                    10(c)f-6

          (b) Executive may, at any time within twelve (12) months following a "change in control", terminate his employment under this Agreement by giving at least ninety (90) days' prior written notice to the Bank.

     (v) Termination by Executive "For Cause." Executive may terminate his employment under this Agreement by giving at least ninety (90) days' prior written notice to the Bank at any time after the occurrence of any of the following without Executive's express written consent:

          (a) Executive is assigned to positions, duties or responsibilities that are substantially less significant than the positions, duties and responsibilities provided herein;

          (b) Executive is removed from or the Bank fails to reelect Executive to his Corporate Position, except in connection with termination of Executive's employment for cause, disability or retirement;

          (c) Executive's Base Salary is reduced other than as the result of a program applied on a proportionately equivalent basis to all executives of the Bank; or any other failure by the Bank to comply with Section 4(i);

     (vi) Suspension or Termination Required by the FDIC or OTS.

          (a) If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3), or Section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. ss 1818(e)(3) and (g)(1), respectively), the Bank's obligations under the Agreement shall be suspended as of the date of service of the notice unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall: (I) pay Executive all of the compensation withheld while its obligations under this Agreement were suspended; and (II) reinstate any of its obligations which were suspended.

          (b) If Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or Section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. ss 1818(e)(4) and (g)(1), respectively, the obligations of the Bank under the



                                    10(c)f-7

              Agreement shall terminate as of the effective date of the order, but earned or otherwise vested rights of Executive to compensation and to any benefits under Section 4 shall not be affected.

          (c) If the Bank is in default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under the Agreement shall terminate as of the date of default, but this Subsection 5(vi)(c) shall not affect any vested rights of Executive, including the right to receive the compensation and benefits set forth in Section 5(vii) or 5(viii) of this Agreement.

          (d) All obligations under the Agreement may be terminated, except to the extent determined that continuation of the contract is necessary to operation of the Bank: (I) by the Director of the Office of Thrift Supervision ("OTS"), or his or her designee, at the time the Federal Deposit Insurance Corporation ("FDIC") or the Resolution Trust Corporation ("RTC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or (II) by the Director of the OTS, or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition. Any rights of the parties that have been already earned or otherwise vested, however, shall not be affected by such action, including the right of the Executive to receive the compensation and benefits set forth in Section 5(vii) or 5(viii) of this Agreement.

          (e) In the event that 12 C.F.R. ss 563.39, or any successor regulation, is repealed, this Section 5(vi) shall cease to be effective on the effective date of such repeal. In the event that 12 C.F.R. ss 5563.39, or any successor regulation, is amended or modified, this Agreement shall be revised to reflect the amended or modified provisions if: (I) the amended or modified provision is required to be included in this Agreement; or (II) if not so required, Executive requests that the Agreement be so revised.



                                    10(c)f-8

     (vii) Benefits Upon Other Termination by the Bank or Upon Termination by Executive Following a "Change in Control." If this Agreement is terminated by the Bank other than for death, disability or retirement under Section 5(i) and other than for "cause" under Section 5(ii), or if Executive terminates this Agreement following a "change in control" pursuant to Section 5(iv)(b), then following the Termination Date Executive shall be entitled to the benefits described in Section 5(viii).

     (viii) Benefits Upon Termination by Executive "For Cause." If this Agreement is terminated by Executive pursuant to Section 5(v), then, following the Termination Date:

          (a) In lieu of any further salary payments, Executive shall receive severance payments equal to the lesser of (1) base salary plus cash bonuses for the year prior to termination, plus payment of base salary plus cash bonuses for the remaining term of the Employment Contract or (2) three times the Executive's base salary plus cash bonuses for the year prior to termination, payable in the amount and at the times provided in Section 4(i) and (ii). If termination follows a "change in control" under Section 5(iv)(b), Executive may elect to receive the payments specified in (1) or
              (2) above, in a lump sum, provided that the amount of such severance payments may not exceed the limitations established in
              Section 6.

          (b) In addition to the retirement benefits to which Executive is entitled under tax qualified retirement plans maintained by the Bank (hereinafter collectively referred to as "Plan"), Executive shall receive as additional severance benefits a retirement benefit under this Agreement, which (except as provided below) shall be determined in accordance with, and paid under this Agreement in the form and at the times provided in, the Plan. Such benefits shall be determined as if Executive were fully vested under the Plan and had accumulated (after termination of this Agreement) the additional years of service and benefit credits under the Plan that he would have received had he continued employment with the Bank for the balance of the Employment Term at the highest annual rate of Base Salary in effect during the twelve (12) months immediately preceding the Termination Date. Such Base Salary, plus the average of Executive's cash bonuses, if any, for the past four years, shall be deemed to represent the compensation


                                   10(c)f-9
              received by Executive during each such additional year for purposes of determining additional retirement benefits under this Subsection 5(viii).

          (c) In addition to other amounts payable to Executive under this
              Section 5(viii), Executive shall be entitled to receive all other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided therein by reason of employment through the Termination Date, together with the continuation, without cost to Executive, of other benefits under Section 4(iii) for the remaining unexpired Employment Term, all subject to the limitations set forth in
              Section 6 below.

              6. Limitations on Change in Control Compensation. In the event severance benefits under Subsection 5 (vii) or 5 (viii), or any other payments or benefits received or to be received by Executive from the Bank (whether payable pursuant to the terms of this Agreement, any other plan, agreement or arrangement with the Bank or any corporation ("Affiliate") affiliated with the Bank within the meaning of Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code")) constitute, in the opinion of tax counsel selected by the Bank's independent auditors and acceptable to Executive, "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and the present value of such "parachute payments" equals or exceeds three times the average of the annual compensation payable to Executive by the Bank's (or an Affiliate) and includible in Executive's gross income for federal income tax purposes for the five (5) calendar years preceding the year in which a change in ownership or control of the Bank occurred ("Base Amount"), such Severance Benefits shall be reduced to an amount the present value of which (when combined with the present value or any other payments or benefits otherwise received or to be received by Executive from the Bank (or an Affiliate) that are deemed "parachute payments") is equal to 2.99 times the Base Amount, notwithstanding any other provision to the contrary in this Agreement. The Severance Benefits shall not be reduced if (i) Executive shall have effectively waived his receipt or enjoyment of any such payment or benefit which triggered the applicability of this Section 6, or (ii) in the opinion of tax counsel, the Severance Benefits (in their full amount or as partially reduced, as the case may be) plus all other payments or benefits which constitute "parachute payments", within the meaning of Section 280G(b)(2) of the Code are reasonable compensation for services actually rendered, within the meaning of Section 280G (b)(4) of the Code, and such payments are deductible by the Bank. The Base Amount shall include every type and form of compensation includible in Executive's gross income in respect of his employment by the Bank (or an Affiliate), except to



                                   10(c)f-10
the extent otherwise provided in temporary or final regulations promulgated under Section 280G(b) of the Code. For purposes of this Section 6, a "change in ownership or control" shall have the meaning set forth in Section 280G(b) of the Code and any temporary or final regulations promulgated thereunder. The present value of any non-cash benefit or any deferred cash payment shall be determined by the Bank's independent auditors in accordance with the principles of Section 280G of the Code.



         Executive shall have the right to request that the Bank obtain a ruling from the Internal Revenue Service ("Service") as to whether any or all payments or benefits determined by such tax counsel are, in the view of the Service, "parachute payments" under Section 280G. If a ruling is sought pursuant to Executive's request, no Severance Benefits payable under this Agreement in excess of the Section 280G limitation shall be made to executive until after fifteen (15) days from the date of such ruling, however Severance Benefits shall continue to be paid during this time up to the amount of that limitation. For purposes of this Section 6, Executive and the Bank agree to be bound by the Service's ruling as to whether payments constitute "parachute payments" under
Section 280G. If the Service declines, for any reason, to provide the ruling requested, the tax counsel's opinion provided with respect to what payments or benefits constitute "parachute payments" shall control, and the period during which the Severance Benefits may be deferred shall be extended to a date fifteen
(15) days from the date of the Service's notice indicating that no ruling would be forthcoming.

         In the event that Section 280G, or any successor statute, is repealed, this Section 6 shall cease to be effective on the effective date of such repeal. The parties to this Agreement recognize that final regulations under Section 280G of the Code may affect the amounts that may be paid under this Agreement and agree that, upon issuance of such final regulations this Agreement may be modified as in good faith deemed necessary in light of the provisions of such regulations to achieve the purposes of this Agreement, and that consent to such modifications shall not be unreasonably withheld.

         7.        General Provisions.

                  (i)   Successors; Binding Agreement.

                  (a) The Bank will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to substantially all of the business and/or assets of the Bank ("successor organization") to expressly assume and agree to perform this Agreement in the

                                    10(c)f-11
                    same manner and to the same extent that the Bank would have been required to perform if no such succession had taken place. If such succession is the result of a "change in control" as defined herein, such assumption shall specifically preserve to Executive, for the then remaining term of this Agreement, the same rights and remedies (recognizing them as being available and applicable as the result of the "change in control" effectuating said succession) provided under this Agreement upon a "change in control".

                    As used in this Agreement "Bank" shall mean the Bank as hereinbefore defined and any successor to its business and/or assets as aforesaid which becomes bound by the terms and provisions of this agreement by operation of this Agreement or law. Failure of the Bank to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Executive to compensation from the Bank in the same amount and on the same terms as he would be entitled to under this Agreement if he terminated his employment under Section 5(v). For purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Termination Date.

                (b) No right or interest to or in any payments or benefits under this Agreement shall be assignable or transferable in any respect by the Executive, nor shall any such payment, right or interest be subject to seizure, attachment or creditor's process for payment of any debts, judgments, or obligations of Executive.

                (c) This Agreement shall be binding upon and inure to the
                    benefit of and be enforceable by Executive and his heirs, beneficiaries and personal representatives and the Bank and any successor organization.

         (ii) Non-competition Provision. Executive acknowledges that the development of personal contacts and relationships is an essential element of the savings and loan business, that Bank has invested considerable time and money in his development of such contacts and relationships, that Bank, and its affiliates included

                                   10(c)f-12
on the consolidated federal income tax return filed by Bank's parent holding company in which Bank is included ("affiliates"), could suffer irreparable harm if he were to leave Bank's employment and solicit the business of customers of Bank and/or Affiliates, and that it is reasonable to protect Bank and its Affiliates against competitive activities by Executive. Executive covenants and agrees, in recognition of the foregoing and in consideration of the mutual promises contained herein, that in the event of a voluntary termination of employment by Executive pursuant to Section 5(iii), Executive shall not accept employment with any Significant Competitor of Bank or of any of Bank's Affiliates for a period of twelve (12) months following such termination. In the event Executive is terminated by the Bank, under Section 5(vii) other than following a change in control, Executive shall not accept employment with any Significant Competitor of the Bank, or of any of the Bank's affiliates, for the lesser of (i) the remaining term of the Agreement, or (ii) a period of twelve (12) months, following such termination. For purposes of this Agreement, the term "Significant Competitor" means any financial institution including, but not limited to, any commercial bank, savings bank, savings and loan association, credit union, or mortgage banking corporation which, at the time of termination of Executive's employment with Bank, or during the period of this covenant not to compete, has a home, branch or other office within a three (3) mile radius of any office of the Bank or of MMB or any MMB unit.

         Executive agrees that the non-competition provisions set forth herein are necessary for the protection of the Bank and its Affiliates and are reasonably limited as to (a) the scope of activities affected, (b) their duration and geographic scope, and (c) their effect on Executive and the public. In the event Executive violates the non-competition provisions set forth herein, the Bank shall be entitled, in addition to its other legal remedies, to enjoin the employment of Executive with any Significant Competitor for the period set forth herein. If Executive violates this covenant and the Bank brings legal action for injunctive or other relief, the Bank shall not, as a result of the time involved in obtaining such relief, be deprived of the benefit of the full period of the restrictive covenant. Accordingly, the covenant shall be deemed to have the duration specified herein, computed from the date relief is granted, but reduced by any period between commencement of the period and the date of the first violation.

               (iii) Notice. All notices and other communications provided for in this Agreement shall be in writing and shall be deemed duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

                                   10(c)f-13

                    If to the Bank:

                    c/o Merchants & Manufacturers' Bancorporation
                    6170 West Loomis Raod
                    Greendale, WI 53129

                    Attention: President

                    If to the Executive:

                    Robert V. Donaj
                    Lincoln Savings Bank, S.A.
                    3131 South 13th Street
                    Milwaukee, WI 53215

or to such other address as either party may have furnished to the other in writing in accordance herewith.

               (iv) Expenses. If legal proceedings are necessary to enforce or interpret this Agreement, or to recover damages for breach, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements of such proceedings, in addition to any other relief to which such prevailing party may be entitled. Notwithstanding the foregoing, in the event of legal proceedings to enforce or interpret this Agreement following a change in control, Executive shall be entitled to recover from the Bank: (a) reasonable attorneys' fees, costs and disbursements if Executive is the prevailing party; or (b) reasonable attorneys' fees, costs and disbursements of up to $7,500 incurred in such proceedings regardless of whether Executive is the prevailing party. Recovery of attorneys' fees and costs following a "change in control" shall be in addition to any other relief to which Executive is entitled.

               (v) Withholding. The Bank shall be entitled to withhold from amounts to be paid to Executive under this Agreement any federal, state, or local withholding or other taxes or charges which it is from time to time required to withhold. The Bank shall be entitled to rely on an opinion of counsel as to the amount or requirement of any such withholding.

               (vi) Miscellaneous. No provision of this Agreement may be amended, waived or discharged unless such Amendment, waiver or discharge is agreed to in writing and duly executed by Executive and the Bank or its successor in interest. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof; no agreements or representations, oral or otherwise, express or implied, have been made by either party respect to the subject matter hereof. The validity, interpretation,

                                   10(c)f-14
construction and performance of this Agreement shall be governed by the laws of the State of Wisconsin.

               (vii) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

               (viii) Counterparts. This Agreement may be executed in several counterparts, all of which together will constitute one and the same instrument.

               (ix) Headings. Headings contained in this Agreement are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

               (x) Effective Date. The effective date of this Agreement shall be the date indicated in the first paragraph of this Agreement, notwithstanding the actual date of execution by any party.

          IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

                                             EXECUTIVE


                                             /s/ Robert V. Donaj          (SEAL)
                                             -----------------------------
                                             Title: Senior Vice President
                                                    ----------------------------

                                             LINCOLN SAVINGS BANK, S.A.


                                             By: /s/ Robert J. Blonski
                                                 -------------------------------
                                             Title: President
                                                    ----------------------------


                                   10(c)f-15

                  ASSIGNMENT OF EXECUTIVE EMPLOYMENT AGREEMENT

     Lincoln Savings Bank, herein referred to as assignor, a Wisconsin corporation organized and existing under the laws of the State of Wisconsin, with its principal office located at 3131 South 13 Street, Milwaukee, WI, for value received hereby assigns, orders, and transfers to M&M Services, Inc., a corporation organized and existing under the laws of the State of Wisconsin, with its principal office located at 6170 Industrial court, Greendale, WI, all the rights, title, and interest of assignor in and to the Executive Employment Agreement made as of April 2, 1993, between Assignor and Robert V. Donaj; said Executive Employment Agreement is incorporated in this assignment by reference.

     The assignment shall be binding on and inure to the benefit of the parties to this assignment and their successors and assigns.

                       (Signatures Begin on the Next Page]


                                   10(c)f-16

          IN WITNESS WHEREOF, Lincoln Savings Bank has caused this assignment to be executed at Milwaukee, WI this 23rd day of May, 1995.

                                     LINCOLN SAVINGS BANK


                                     By: /s/ James Sass
                                         ---------------------------------------
                                         James Sass, Chairman of the Board


                                     Attest: /s/ Dolores M. Wellman
                                             -----------------------------------
                                             Dolores M. Wellman, Secretary

                                   ACCEPTANCE

          M&M Services, Inc., assignees, named in the above assignment, accepts the above Executive Employment Agreement by assignment and agrees to each and all of the covenants and conditions in such Executive Employment Agreement.


                                     M&M SERVICES, INC.


Dated, May 23rd, 1995                By: /s/ Michael J. Murry
                                         ---------------------------------------
                                         Michael J. Murry, Chairman of Board


                                     Attest: /s/ Edmund P. Glembocki
                                             -----------------------------------
                                             Edmund P. Glembocki, Secretary

                              CONSENT OF EXECUTIVE

     Robert V. Donaj, the named Executive in the above Executive Employment Agreement hereby consents to the above assignment and acknowledges the validity of the assignment under the terms and conditions of the Executive Employment Agreement.

Dated: May 23rd, 1995                        /s/  Robert V. Donaj
                                             -----------------------------------
                                             Robert V. Donaj

                                   10(c)f-17

                  ASSIGNMENT OF EXECUTIVE EMPLOYMENT AGREEMENT

     M&M Services, Inc., herein referred to as assignor, a Wisconsin corporation organized and existing under the laws of the State of Wisconsin, with its principal office located at 6170 Industrial Court, Greendale, WI, for value received hereby assigns, orders, and transfers to Achieve Mortgage Corp., a corporation organized and existing under the laws of the State of Wisconsin, with its principal office located at 5400 W. Forest Home Avenue, Milwaukee, WI all the rights, title, and interest of assignor in and to the Executive Employment Agreement made as of January 2, 1996, between Assignor and Robert V. Donaj; said Executive Employment Agreement is incorporated in this assignment by reference.

     The assignment shall be binding on and inure to the benefit of the parties to this assignment and their successors and assigns.

                       [Signatures Begin on the Next Page]

                                    10(c)f-18

         IN WITNESS WHEREOF, Lincoln State Bank has caused this assignment to
be executed at Milwaukee, WI this    day of          , 1997.


                                        M&M Services, Inc.

                                        By: /s/ Michael Murry
                                           -------------------------------------
                                           Michael Murry, Chairman of Board


                                        Attest: /s/ Edmund P. Glembocki
                                               ---------------------------------
                                           Edmund P. Glembocki, Secretary


                                   ACCEPTANCE

         Achieve Mortgage Corp. assignees, named in the above assignment, accepts the above Executive Employment Agreement by assignment and agrees to each and all of the covenants and conditions in such Executive Employment Agreement.

                                        ACHIEVE MORTGAGE CORP.

Dated:                                  By: /s/ Michael J. Murry
      ----------------------               -------------------------------------
                                           Michael J. Murry, Chairman of Board


                                        Attest: /s/ Rosemary Blonski
                                               ---------------------------------
                                            Rosemary Blonski, Secretary


                              CONSENT OF EXECUTIVE

         Robert V. Donaj, the named Executive in the above Executive Employment Agreement hereby consents to the above assignment and acknowledges the validity of the assignment under the terms and conditions of the Executive Employment Agreement.


Dated:                                  By: /s/ Robert V. Donaj
      ----------------------               -------------------------------------
                                           Robert V. Donaj



                                   10(c)f-19

                                                                  EXHIBIT 10(c)g



                         EXECUTIVE EMPLOYMENT AGREEMENT

         THIS AGREEMENT is made as of the 1st day of April, 1999 GRAFTON STATE BANK, (the "Employer"), a Wisconsin corporation, its successors and assigns, and Thomas J. Sheehan (the "Executive").

                                    RECITALS

         WHEREAS, Executive is a valued, long-term employee, whose experience in the industry and continued employment in the position of President and CEO will benefit the Employer in the future; and

         WHEREAS, Employer desires to provide for management continuity and stability and for the continued services of Executive.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below:

         1. EMPLOYMENT. Employer shall continue to employ Executive, and Executive shall continue to serve, on the terms and conditions set forth herein for the period provided in Section 2.

         2. TERM OF EMPLOYMENT. The period of Executive's employment under this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of thirty-six (36) calendar months thereafter. Commencing on the first anniversary date of this Agreement, and continuing at each anniversary date thereafter, the Agreement shall renew for an additional 12 months such that the remaining term shall be thirty-six (36) months unless written notice is provided by either party at least sixty (60) days prior to any such anniversary date, that the Agreement shall terminate at the end of twenty-four (24) months following such anniversary date. Prior to the renewal or non-renewal of the Agreement, the Board of Directors or the Executive Personnel/Compensation Committee will conduct a performance evaluation of the Executive for the purpose of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board or Executive Personnel/Compensation Committee meeting. The term of employment under this Agreement. As in effect from time to time, shall be referred to as the "Employment Term."

         3. POSITION AND DUTIES. Subject to Section 5(iv)(b), Executive shall serve Employer as a Chief Executive Officer. Executive shall provide such management services as are customarily performed by persons serving in similar capacities at other bank holding companies or their affiliates, and perform such other duties as may be appropriate to his position and as may be from time to time determined by Employer's Board of Directors to be necessary to its



                                    10(c)g-1
operations and in accordance with its bylaws. During the Employment Term the Board of Directors may modify Executive's duties and responsibilities consistent with continued executive status; provided, however, there shall be no material change in Executive's status nor any material increase or decrease in duties and responsibilities except as agreed to in writing by Executive. During the Employment Term, Executive shall devote substantially all his working, time and efforts to the business and affairs of the Employer and shall not engage in any activity which is competitive with or adverse to the business of the Employer or any of its affiliates whether done as a partner, director, officer, employee, shareholder of or consultant or advisor to any other business. It is understood that, notwithstanding the foregoing statement, the Executive does have responsibilities as an elected national officer of the IBAA and as such is required to be away from the bank on various occasions through his term as National President. The Employer agrees that this involvement is considered to be in the best interests of the Employer.

         4. COMPENSATION. As compensation for services provided pursuant to this Agreement, Executive shall receive the compensation and other benefits set forth below:

              (i) BASE SALARY. During the Employment Term, Executive shall receive an annual base salary ("Base Salary") in such amount as may from time to time be approved by the Board or the Executive Personnel/Compensation Committee. The Base Salary in effect as of the Commencement Date shall be $111,000. Such amount shall be subject to review and to annual adjustment by the Board or the Executive Personnel/Compensation Committee in accordance with Employer's normal personnel practices and, once established at a specified annual rate (including the initial rate), Executive's Base Salary shall not thereafter be reduced without his consent except pursuant to subsection 5(v)(c) of this Agreement. No increase in Base Salary or other compensation shall limit or reduce any other obligation of Employer. Executive's Base Salary and other compensation shall be paid in accordance with Employer's regular payroll practices. Review and adjustment of Executive's Base Salary shall be done on a basis comparable to, and applied uniformly with, that utilized for other executives of Employer and/or its affiliates.

              (ii) BONUS PAYMENTS. In addition to Base Salary, Executive shall be entitled, during the Employment Term, to participate in and receive payments from all bonus and other incentive compensation plans as in effect from time to time on the same basis as other executive officers of Employer.

              (iii) OTHER BENEFITS. During the Employment Term, Employer shall provide to Executive, in addition to Base Salary, such other benefits of employment (or, with Executive's consent, equivalent benefits) as are made generally available to executive officers serving in comparable positions at Employer of its affiliates. Such benefits shall include participation in any group health, life, disability, or similar insurance program and in any pension, profit sharing, deferred compensation, 401(k) or other similar retirement program provided. Executive shall also


                                    10(c)g-2
                     be provided the use of an automobile similar to a Buick Ultra and be provided with a full membership at Mequon Country Club.

                     Executive shall be entitled to vacation, sick time, personal days and other perquisites in the same manner and to the same extent as provided other executives of Employer.

                     Nothing contained herein shall be construed as granting Executive the right to continue in any benefit plan or program, or to receive any other perquisite of employment, provided under this section 4(iii) (except to the extent Executive had previously earned or otherwise accumulated vested rights therein) following a valid and lawful termination or discontinuance of such plan, program or perquisite.

         5. TERMINATION. This Agreement may be terminated, subject to payment of the compensation and other benefits described below, upon occurrence of any of the events described herein. The date on which Executive ceases to be employed under this Agreement, after giving effect to the period of time specified in any notice requirement, is referred to as the "Termination Date."

              (i) DEATH; DISABILITY; RETIREMENT. This Agreement shall terminate upon the death, disability or retirement of Executive. As used in this Agreement, "disability" means Executive's inability, as the result of physical or mental incapacity, to substantially perform his duties for a period of 180 consecutive days. If the Executive and Employer cannot agree as to the existence of a disability, the determination shall be made by a qualified independent physician acceptable to both parties or, alternatively, by a physician designated by the president of the medical society for the county in which Executive resides. The costs of any such medical examination shall be borne by Employer. If Executive is terminated due to disability, he shall be paid 100% of his Base Salary at the rate in effect at the time notice of termination is given for one year, and thereafter an annual amount equal to 75% of such Base Salary for the remaining portion of the Employment Term, such amounts to be paid in substantially equal monthly installments and offset by any monthly payments actually received by Executive from: (a) any disability plans or disability insurance programs provided by Employer, and (b) any governmental social security or workers compensation program.

              As used in this Agreement, the term "retirement" shall mean Executive's retirement in accordance with and pursuant to any generally applicable retirement plan of Employer or in accordance with any retirement arrangement established for Executive with his consent.

              If termination occurs as a result of death, disability or retirement, no additional compensation shall be payable to Executive under this Agreement except as specifically provided herein. Notwithstanding anything to the contrary contained herein, Executive shall receive all compensation and other benefits to which he was entitled under Section 4



                                    10(c)g-3
         and the plans and programs provided therein, through the Termination Date and, in addition, shall receive or continue to receive for the remaining portion of the Employment Term all other benefits available to him under any applicable group health, life, disability or similar insurance program as in effect on the date of death, disability or retirement.

              If, following termination by reason of disability and prior to the expiration of the then remaining balance of the Employment Term, Executive becomes able to resume his duties, he shall be reinstated to his Corporate Position or, if such position has been filled, to a position as nearly comparable as possible from the date of reinstatement and for the balance of the Employment Term, Executive shall be obligated to perform all duties and responsibilities, and entitled to receive all compensation and other benefits, as provided in this Agreement.

              (ii) CAUSE. Employer may terminate Executive's employment under this Agreement for cause at any time, and thereafter Employer shall have no further obligation under this Agreement. Notwithstanding anything to the contrary contained herein, Executive shall receive all compensation and other benefits in which he was vested or to which he was otherwise entitled under
Section 4 and the plans and programs provided therein, by reason of employment through the Termination Date.

         For purposes of this Agreement, "Cause" shall mean:

              (a) A failure by Executive to substantially perform his duties (other than failure resulting from incapacity) after a written demand by the Board, which demand identifies, with reasonable specificity, the manner in which the Board believes Executive has not substantially performed, and Executive's failure to cure within a reasonable period of time after his receipt of the notice;

              (b) A criminal conviction of or plea of nolo contendere by Executive for any act involving dishonesty, breach of trust or a violation of the banking laws of the State of Wisconsin or the United States;

              (c) A criminal conviction of or plea of nolo contendere by Executive for the commission of any felony;

              (d) A breach of fiduciary duty by Executive involving personal profit;

              (e) A willful violation of any law, rule or order by Executive (other than traffic violations or similar offenses); or

              (f) Incompetence, personal dishonesty or material breach of any provision of this Agreement or any willful misconduct by Executive.

              For purposes of this subsection 5(ii), no act, or failure to act, on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good



                                    10(c)g-4
         faith and without reasonable belief that the action or omission was in the best interest of Employer.

         (iii) VOLUNTARY TERMINATION BY EXECUTIVE. Executive may voluntarily terminate employment at any time by giving at least ninety (90) days' prior written notice to Employer. In such event, Employer shall have no further obligation hereunder, except that Executive shall receive all compensation and other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided therein, by reason of his employment through the Termination Date.

         (iv)  TERMINATION BY EXECUTIVE AFTER CHANGE IN CONTROL.

               (a) For purposes of this Agreement, a "change in control" shall be deemed to have occurred if any "individual, entity or group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 25% or more of the voting power of the securities of Employer or any of Employer's affiliates or becomes the owner of all or substantially all of the assets of Employer or any of Employer's affiliates or if the shareholders of Employer or any affiliate of Employer approve a reorganization, merger or consolidation of Employer or any affiliates of Employer. "Change in control" shall not refer to or include: 1) any transaction involving only entities affiliated directly or indirectly with Employer; or 2) any transaction contemplated by the Agreement and Plan of Merger between Pyramid Bancorp, Inc. and Merchants & Manufacturers Bancorporation, Inc. dated March 9, 1999.

              (b) Executive may, at any time within twelve (12) months following a "change in control," terminate his employment under this Agreement by giving at least ninety (90%) days' prior written notice to Employer.

         (v) TERMINATION BY EXECUTIVE "FOR CAUSE." Executive may terminate his employment under this Agreement by giving at least ninety (90) days' prior written notice to Employer at any time after the occurrence of any of the following without Executive's express written consent:

              (a) Executive is assigned to positions, duties or responsibilities that are substantially less significant than the positions, duties and responsibilities provided herein;

              (b) Executive is removed from or Employer fails to reelect Executive to his Corporate Position, except in connection with termination of Executive's employment for cause, disability or retirement, or in connection with suspension or termination by or pursuant to regulatory action;



                                    1O(c)g-5

              (c) Executive's Base Salary is reduced other than as the result of a program applied on a proportionately equivalent basis to all executives of Employer and its affiliates; or any other failure by Employer to comply with Section 4(i);

         (vi) SUSPENSION OR TERMINATION REQUIRED BY THE FDIC.

              (a) If Executive is suspended and/or temporarily prohibited from participating in the conduct of Employer's or any of Employer's affiliates' affairs by a notice served under Section 8(e)(3), or
         Section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. S1818
         (e)(3) and (g)(1)), respectively), Employer's obligations under the Agreement shall be suspended as of the date of service of the notice unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Employer shall: (1) pay Executive all of the compensation withheld while its obligations under this Agreement were suspended; and (2) reinstate any of its obligations which were suspended.

              (b) If Executive is removed and/or permanently prohibited from participating in the conduct of Employer's or any of Employer's affiliates' affairs by an order issued under Section 8(e)(4) or Section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. S1818(e)(4) and
         (g)(1)), respectively, the obligations of Employer under the Agreement shall terminate as of the effective date of the order, but earned or otherwise vested rights of Executive to compensation and to any benefits under Section 4 shall not be affected.

              (c) If Employer or any of Employer's affiliates is in default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under the Agreement shall terminate as of the date of default, but this Subsection 5(vi)(c) shall not affect any vested rights of Executive, including the right to receive the compensation and benefits set forth in Section 5(vii) or 5(viii) of this Agreement.

              (d) All obligations under the Agreement may be terminated except to the extent determined that continuation of the contract is necessary to operation of Employer or any of its affiliates at the time the Federal Deposit Insurance Corporation ('FDIC') enters into an agreement to provide assistance to or on behalf of Employer or any of Employer's affiliates under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or when Employer or any of its affiliates is determined by any appropriate bank regulatory agency to be in an unsafe or unsound condition. Any rights of the parties that have been already earned or otherwise vested, however, shall not be affected by such action, including the right of the Executive to receive the compensation and benefits set forth in Section 5(vii) or 5
         (viii) of this Agreement.

         (vii) BENEFITS UPON OTHER TERMINATION BY EMPLOYER OR UPON TERMINATION BY EXECUTIVE FOLLOWING A "CHANGE IN CONTROL." If this Agreement is terminated by Employer other than for death, disability or retirement under Section 5(i) and other than for "cause" under Section 5(ii) or other than by regulatory action under Section 5(vi)



                                    10(c)g-6
or if Executive terminates this Agreement following a "change in control" pursuant to Section 5(iv)(b), then following the Termination Date Executive shall be entitled to the benefits described in Section 5(viii).

        (viii) BENEFITS UPON TERMINATION BY EXECUTIVE "FOR CAUSE." If this Agreement is terminated by Executive pursuant to Section 5(v), then, following the Termination Date:

               (a) In lieu of any further salary payments, Executive shall receive severance payments equal to the sum of the Base Salary in effect on the Termination Date plus cash bonus for the year prior to termination times the number of years of the remaining Employment Term, payable in the amount and at the times provided in Sections 4(i) and
         (ii). If termination follows a "change in control" under Section 5(iv)(b), Executive may elect to receive the payments specified in the immediately preceding sentence in a lump sum without any discount, provided that the amount of such severance payments may not exceed the limitations established in Section 6.

               (b) In addition to the retirement benefits to which Executive is entitled under tax qualified retirement plans maintained by Employer (hereinafter collectively referred to as "Plan"), Executive shall receive as additional severance benefits a retirement benefit under the Executive Employee Salary Continuation Agreement, which (except as provided below) shall be determined in accordance with, and paid under this Agreement in the form and at the times provided in, the Agreement. Such benefits shall be determined as though Executive were fully vested under the Plan and had accumulated (after termination of this Agreement) the additional years of service and benefit credits under the Plan that he would have received had he continued employment with Employer for the balance of the Employment Term.

               (c) In addition to other amounts payable to Executive under this Section 5(viii), Executive shall be entitled to receive all other benefits in which he was vested or to which he was otherwise entitled under Section 4 and the plans and programs provided therein by reason of employment through the Termination Date, together with the continuation, without cost to Executive, of other benefits under
         Section 4(iii) for the remaining unexpired Employment Term, all subject to the limitations set forth in Section 6 below.

         (ix) SUSPENSION BY EMPLOYER. Employer in its sole discretion shall have the right to temporarily suspend Executive from participating in the conduct of the Employer's or Employer's affiliates' affairs. If Executive is suspended or temporarily prohibited from participating in the conduct of Employer's or Employer's affiliates' business, Employer shall pay Executive all compensation and provide all benefits pursuant to Section 4 of this Agreement during the period of such suspension

         6. LIMITATIONS ON CHANGE IN CONTROL COMPENSATION. In the event severance benefits under Subsection 5(vii) or 5(viii), or any other payments or benefits received or to be received by Executive from Employer (whether payable pursuant to the terms of this


                                    10(c)g-7

Agreement, any other plan, agreement or arrangement with Employer or any corporation ("Affiliate") affiliated with Employer within the meaning of Section 1504 of the Internal Revenue Code of 1986. as amended (the "Code"), constitute, in the opinion of tax counsel selected by Employer's independent auditors and acceptable to Executive, "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and the present value of such "parachute payments" equals or exceeds three times the average of the annual compensation payable to Executive by Employer (or an Affiliate) and includible in Executive's gross income for federal income tax purposes for the five (5) calendar years preceding the year in which a chance in ownership occurred ("Base Amount"), such Severance Benefits shall be reduced to an amount the present value of which (when combined with the present value of any other payments otherwise received or to be received by Executive from Employer (or an Affiliate) that are deemed "parachute payments") is equal to 2.99 times the Base Amount, notwithstanding any other provision to the contrary in this Agreement. The Severance Benefits shall not be reduced if (i) Executive shall have effectively waived his receipt or enjoyment of any such payment or benefit which triggered the applicability of this Section 6, or (ii) in the opinion of tax counsel, the Severance Benefits (in their full amount or as partially reduced, as the case may be) plus all other payments or benefits which constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Code are reasonable compensation for services actually rendered, within the meaning of Section 280G(b)(4) of the Code. and such payments are deductible by Employer. The Base Amount shall include every type and form of compensation includible in Executive's gross income in respect of his employment by Employer (or an Affiliate), except to the extent otherwise provided in temporary or final regulations promulgated under Section 280G(b) of the Code. For purposes of this Section 6, a "change in ownership or control" shall have the meaning set forth in Section 280G(b) of the Code and any temporary or final regulations promulgated thereunder. The present value of any non-cash benefit or any deferred cash payment shall be determined by Employer's independent auditors in accordance with the principles of Section 280G of the Code.

         Executive shall have the right to request that Employer obtain a ruling from the Internal Revenue Service ("Service") as to whether any or all payments or benefits determined by such tax counsel are, in the view of the Service, "parachute payments" under Section 280G. If a ruling is sought pursuant to Executive's request, no Severance Benefits payable under this Agreement in excess of the Section 280G limitation shall be made to Executive until after fifteen (15) days from the date of such ruling; however, Severance Benefits shall continue to be paid during this time up to the amount of that limitation. For purposes of this Section 6, Executive and Employer agree to be bound by the Service's ruling as to whether payments constitute "parachute payments" under
Section 280G. If the Service declines, for any reason, to provide the ruling requested, the tax counsel's opinion provided with respect to what payments or benefits constitute "parachute payments" shall control, and the period during which the Severance Benefits may be deferred shall be extended to a date fifteen
(15) days from the date of the Service's notice indicating that no ruling will be forthcoming

                                    10(c)g-8

In the event that Section 280G, or any successor statute, is repealed, this
Section 6 shall cease to be effective on the effective date of such repeal. The parties to this Agreement recognize that final regulations under Section 280G of the Code may affect the amounts that may be paid under this Agreement and agree that, upon issuance of such final regulations, this Agreement may be modified as in good faith deemed necessary in light of the provisions of such regulations to achieve the purposes of this Agreement, and that consent to such modifications shall not be unreasonably withheld.

7. GENERAL-PROVISIONS.

   (i) SUCCESSORS; BINDING AGREEMENT.

        (a) Employer will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to substantially all of the business and/or assets of Employer ("Successor Organization") to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Employer would have been required to perform if no such succession had taken place. If such succession is the result of a "change in control" as defined herein, such assumption shall specifically preserve to Executive, for the then remaining term of this Agreement, the same rights and remedies (recognizing them as being available and applicable as the result of the "change in control" effectuating said succession) provided under this Agreement upon a "change in control".

        As used in this Agreement, Employer shall mean Grafton State Bank and any successor to its business and/or assets, which becomes bound by the terms and provisions of this Agreement by operation of this Agreement or by law. Failure of Employer to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Executive to compensation from Employer in the same amount and on the same terms as he would be entitled to under this Agreement if he terminated his employment under Section 5(v). For purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Termination Date.

        (b) No right or interest to or in any payments or benefits under this Agreement shall be assignable or transferable in any respect by the Executive, nor shall any such payment, right or interest be subject to seizure, attachment or creditor's process for payment of any debts, judgments, or obligations of Executive.

        (c) Any rights and obligations of Employer under this Agreement may be assigned or transferred by Employer to any of its affiliates prior to a change in control as defined in this Agreement.

        (d) This Agreement shall be binding upon and inure to the benefit of and be enforceable by Executive and his heirs, beneficiaries and personal


                                    10(c)g-9
     representatives and Employer and any successor organization or assignee of Employer.

        (ii) NON-COMPETITION/CONFIDENTIALITY PROVISIONS. Executive acknowledges that the development of personal contacts and relationships is an essential element of Employer's and Employer's affiliates' business, that Employer has invested considerable time and money in his development of such contacts and relationships, that Employer and its affiliates could suffer irreparable harm if he were to leave Employer's employment and solicit the business of customers of Employer or Employer's affiliates and that it is reasonable to protect Employer a-against competitive activities by Executive. Executive covenants and agrees, in recognition of the foregoing and in consideration of the mutual promises contained herein, that in the event of a voluntary termination of employment by Executive pursuant to Section 5(iii), Executive shall not accept employment with any Significant Competitor of Employer or of any of Employer's affiliates for a period of twelve (12) months following such termination. In the event Executive is terminated by Employer, under Section 5(vii) other than following a change in control, Executive shall not accept employment with any Significant Competitor of Employer or of any of Employer's affiliates for the lesser of (a) the remaining term of the agreement. or (b) a period of twelve (12) months following such termination. For purposes of this Agreement, the term "Significant Competitor" means any financial institution including, not limited to, any commercial bank-, savings bank, savings and loan association, credit union, or mortgage banking corporation which, at the time of termination of Executive's employment with or during, the period of this covenant not to compete, has a home, branch or other office within Ozaukee County or within a three (3) mile radius of any office operated or maintained by Employer or any of Employer's affiliates prior to a change in control as defined in this Agreement.

        Executive agrees that the non-competition provisions set forth herein are necessary for the protection of Employer and its affiliates and are reasonably limited as to (a) the scope of activities affected, (b) their duration and geographic scope, and (c) their effect on Executive and the public. In the event Executive violates the non-competition provisions set forth herein, Employer shall be entitled, in addition to its other legal remedies, to enjoin the employment of Executive with any Significant Competitor for the period set forth herein. If Executive violates this covenant and Employer brings legal action for injunctive or other relief, Employer shall not, as a result of the time involved in obtaining such relief, be deprived of the benefit of the full period of the restrictive covenant. Accordingly, the covenant shall be deemed to have the duration specified herein, computed from the date relief is granted, but. reduced by any period between commencement of the period and the date of the first violation.

        Executive acknowledges that as a result of his employment with Employer or its affiliates Executive has access to confidential information concerning Employer's business, customers and services. Executive agrees that during the Employment Term and for a period of one (1) year following termination of employment, he will not, directly or indirectly, use, disclose or divulge to any person, agency, firm, corporation or other entity any confidential or proprietary information, including, without limitation, customer lists, reports, files, records or information of any kind pertaining to the business of Employer or any of its affiliates which Executive



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


acquires or has access to during the Employment Term. Executive agrees that if he violates the covenants under this section, Employer shall be entitled to an accounting and repayments of all profits, compensation, commissions and other remuneration or benefits which the Executive has realized or may realize as the result of or in connection with any such violation. Executive further agrees that money damages may be difficult to ascertain in case of a breach of this covenant, and Executive therefore agrees that Employer or its affiliates shall be entitled to injunctive relief in addition to any other remedy to which Employer or its affiliates may be entitled.

     (iii) NOTICE. All notices and other communications provided for in this Agreement shall be in writing and shall be deemed duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

                     If to the Employer:

                     Grafton State Bank
                     101 Falls Road
                     Grafton, WI 53024
                     Attention: Board of Directors

                     If to the Executive:

                     Thomas J. Sheehan
                     1964 W. Acorn Drive
                     Grafton, WI 53024

or to such other address as either party may have furnished to the other in writing accordance herewith.

        (iv) EXPENSES. If legal proceedings are necessary to enforce or interpret this Agreement, or to recover damages for breach, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements of such proceedings, in addition to any other relief to which such prevailing party may be entitled. Notwithstanding, the foregoing, in the event of legal proceedings to enforce or interpret this Agreement following a change in control, Executive shall be entitled to recover from Employer, (a) reasonable attorneys, fees, costs and disbursements if Executive is the prevailing party; or (b) reasonable attorneys' fees, costs and disbursements of up to $7,500 incurred in such proceedings regardless of whether Executive is the prevailing party. Recovery of attorneys' fees and costs following a "chance in control" shall be in addition to any other relief to which Executive is entitled.

        (v) WITHHOLDING. Employer shall be entitled to withhold from amounts to be paid to Executive under this Agreement any federal, state, or local withholding or other taxes or charges which it is from time to time required to withhold. Employer shall be entitled to rely on an opinion of counsel as to the amount or requirement of any such withholding.



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




        (vi) MISCELLANEOUS. No provision of this Agreement may be amended, waived or discharged unless such Amendment, waiver or discharge is agreed to in writing and duly executed by Executive and Employer or its successor in interest. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, whether written or oral, between the parties with respect thereto; no agreements or representations, oral or otherwise, express or implied, have been made by either party with respect to the subject matter hereof. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Wisconsin.

        (vii) VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

        (viii) COUNTERPARTS. This Agreement may be executed in several counterparts, all of which together will constitute one and the same instrument.

        (ix) HEADINGS. Headings contained in this Agreement are for reference only and shall not affect the meaning or interpretation of any, provision of this Agreement.

        (x) EFFECTIVE DATE. The effective date of this Agreement shall be the date indicated in the first paragraph of this Agreement notwithstanding, the actual date of execution by any party.

        IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

EXECUTIVE

/s/ THOMAS J. SHEEHAN    (SEAL)
-----------------------
THOMAS J. SHEEHAN

GRAFTON STATE BANK



By: /s/ Jerome Sarnowski                            BY: /s/ James Kacmarcik
   ------------------------                            ------------------------
Title: Director                                     By: Director
       3/31/99                                          3/31/99




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